SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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SONIC FOUNDRY, INC.

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SONIC FOUNDRY, INC.

222 West Washington Avenue

Madison, Wisconsin 53703

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held March 6, 2008

The Annual Meeting of Stockholders of SONIC FOUNDRY, INC., a Maryland corporation (“Sonic”) will be held at the Monona Terrace Community and Convention Center, One John Nolen Drive, Madison, Wisconsin 53703 on March 6, 2008 at 9:00 a.m. local time, for the following purposes:

1.	To elect two directors to hold office for a term of five years, and until their successors are duly elected and qualified.

2.	To vote on a Proposal to adopt the 2008 Sonic Foundry Non-Employee Directors Stock Option Plan.

3.	To vote on a Proposal to adopt the 2008 Sonic Foundry Employee Stock Purchase Plan.

4.	To ratify the appointment of Grant Thornton LLP as our independent auditors for the fiscal year ending September 30, 2008.

5.	To transact such other business as may properly come before the meeting or any adjournments thereof.

All the above matters are more fully described in the accompanying Proxy Statement.

Only holders of record of Common Stock at the close of business on January 11, 2008 are entitled to notice of, and to vote at, this meeting or any adjournment or adjournments thereof.

Please complete and return the enclosed proxy in the envelope provided or follow the instructions on the proxy card to authorize a proxy by telephone or over the Internet, whether or not you intend to be present at the meeting in person.

By Order of the Board of Directors,

Madison, Wisconsin	Kenneth A. Minor
January 28, 2008	Secretary

If you cannot personally attend the meeting, it is earnestly requested that you promptly indicate your vote on the issues included on the enclosed proxy and date, sign and mail it in the enclosed self-addressed envelope, which requires no postage if mailed in the United States or, follow the instructions on the proxy card to authorize a proxy by telephone or over the Internet. Doing so will save us the expense of further mailings. If you sign and return your proxy card without marking choices, your shares will be voted in accordance with the recommendations of the Board of Directors.

SONIC FOUNDRY, INC.

222 W. Washington Avenue

Madison, Wisconsin 53703

January 28, 2008

PROXY STATEMENT

The Board of Directors of Sonic Foundry, Inc., a Maryland corporation (“Sonic”), hereby solicits the enclosed proxy. Unless instructed to the contrary on the proxy, it is the intention of the persons named in the proxy to vote the proxies:

FOR the election of Monty R. Schmidt and Gary R. Weis as Directors for terms expiring in 2013; and

FOR the proposal to adopt the 2008 Sonic Foundry, Inc. Employee Stock Purchase Plan; and

FOR the proposal to adopt the 2008 Sonic Foundry Non-Employee Directors Stock Option Plan; and

FOR the ratification of the appointment of Grant Thornton LLP as independent auditors of Sonic for the fiscal year ending September 30, 2008.

In the event that the nominee for director becomes unavailable to serve, which management does not anticipate, the persons named in the proxy reserve full discretion to vote for any other person who may be nominated. Proxies may also be authorized by telephone or over the Internet by following the instructions on the proxy card. Any stockholder giving a proxy may revoke the same at any time prior to the voting of such proxy. This Proxy Statement and the accompanying proxy are being mailed on or about January 30, 2008.

Each stockholder will be entitled to one vote for each share of Common Stock standing in his or her name on our books at the close of business on January 11, 2008 (the “Record Date”). Only holders of issued and outstanding shares of Sonic’s common stock as of the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting, including any adjournment or postponement thereof. On that date, we had outstanding and entitled to vote 35,568,836 shares of Common Stock, held by approximately 9,800 stockholders, of which approximately 9,400 were held in street name.

QUORUM; VOTES REQUIRED

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections appointed for the Annual Meeting and will determine whether or not a quorum is present. Where, as to any matter submitted to the stockholders for a vote, proxies are marked as abstentions (or stockholders appear in person but abstain from voting), such abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter and has not received instructions from the beneficial owner, which is known as a broker non-vote, those shares will not be considered as present and entitled to vote with respect to that matter; however, such shares will be considered present for purposes of a quorum. A majority of the shares of Common Stock issued, outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting. The election of the Directors requires a plurality of the votes present and entitled to vote. The adoption of the Employee Stock Purchase Plan and the Non-Employee Directors Stock Option Plan requires the approval of a majority of the outstanding shares of Common Stock represented at the meeting and entitled to vote. The approval of the other proposals requires the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting.

DATE, TIME AND PLACE OF ANNUAL MEETING

The Annual Meeting will be held on March 6, 2008 at 9:00 a.m. (Central time) at the Monona Terrace Community and Convention Center, One John Nolen Drive, Madison, Wisconsin 53703.

PROPOSAL ONE: ELECTION OF DIRECTORS

Our Amended and Restated Articles of Incorporation and Bylaws provide that the Board of Directors shall be divided into five classes, with each class having a five-year term. Directors are assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors, each class consisting, as nearly as possible, of one-fifth the total number of directors. Vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes may be filled by either the affirmative vote of the holders of a majority of the then-outstanding shares or by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum of the Board of the Directors. Newly created directorships resulting from any increase in the number of directors may, unless the Board of Directors determines otherwise, be filled only by the affirmative vote of the directors then in office, even if less than a quorum of the Board of Directors. A director elected by the Board of Directors to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director’s successor is elected and qualified.

Our Amended and Restated Articles of Incorporation provide that the number of directors, which shall constitute the whole Board of Directors, shall be fixed exclusively by one or more resolutions adopted from time to time by the Board of Directors. Our currently authorized number of directors is seven. The seats on the Board of Directors, currently held by Monty R. Schmidt and Gary R. Weis., are designated as Class V Board seats, with terms expiring as of the Annual Meeting. Mssrs. Schmidt and Weis will stand for re-election at this Annual Meeting.

Mssrs. Schmidt and Weis are currently Board members of Sonic who were previously elected by the stockholders. If elected at the Annual Meeting, Mssrs. Schmidt and Weis would serve until the 2013 Annual Meeting and until their successors are elected and qualified or until their earlier death, resignation or removal.

Nominees for Director for a Five-Year term expiring on the 2013 Annual Meeting

Monty R. Schmidt

Mr. Schmidt, age 43, has been our Chief Technology Officer since July 2003 and served as President from March 1994 to July 2003 and as a Director since February 1994. Throughout his tenure at Sonic Foundry, Mr. Schmidt has spearheaded a variety of engineering and strategic initiatives that have helped grow Sonic from the one person startup he founded in 1991. In addition to acting as an industry liaison, Mr. Schmidt is responsible for managing and facilitating technology development and utilization. Prior to joining Sonic, Mr. Schmidt served in software and hardware engineering capacities for companies in the medical and food service equipment industries. Mr. Schmidt has a B.S. degree in Electrical Engineering from the University of Wisconsin, Madison.

Gary R. Weis

Mr. Weis, age 60, has been a Director of Sonic since February 2004 and was President, Chief Executive Officer and a Director of Cometa Networks, a wireless broadband Internet access company from March 2003 to April 2004. From May 1999 to February 2003 he was Senior Vice President of Global Services at AT&T where he was responsible for one of the world’s largest data and IP networks, serving more than 30,000 businesses and providing Internet access to more than one million individuals worldwide. While at AT&T, Mr. Weis also was CEO of Concert, a joint venture between AT&T and British Telecom. Previously, from January 1995 to May 1999 he was General Manager of IBM Global Services, Network Services. Mr. Weis served as a Director from March 2001 to February 2003 of AT&T Latin America, a facilities-based provider of telecom services in Brazil, Argentina, Chile, Peru and Columbia. Mr. Weis earned BS and MS degrees in Applied Mathematics and Computer Science at the University of Illinois, Chicago.

The election of a Director requires the approval of a plurality of the votes cast by holders of the shares of Sonic’s common stock. Any shares not voted, whether by broker non-vote or otherwise, will have no impact on the outcome of the election.

The Board of Directors unanimously recommends a vote FOR the election of Mssrs. Schmidt and Weis as Class V Directors.

DIRECTORS CONTINUING IN OFFICE

David C. Kleinman	Term Expires in 2009

Mr. Kleinman, age 72, has been a Director of Sonic since December 1997 and has taught at the Graduate School of Business at the University of Chicago since 1971, where he is now Adjunct Professor of Strategic Management. Mr. Kleinman has been a Director (trustee) of the Acorn Funds since 1972 (of which he is also Chair of the Audit Committee, and a member of the Committee on Investment Performance and the Compliance Committee); a Director since 1984 of North Lime Holdings and its predecessor, Irex Corporation, a contractor and distributor of insulation materials (where he is Lead Director of the Board of Directors); and a Director since 1993 of Plymouth Tube Company, a manufacturer of metal tubing and metal extrusions (where he serves on the Audit Committee). From 1999 to 2006, he was a member of the Advisory Board of DSC Logistics, a logistics management and warehousing firm. From May 1997 to February 2004, Mr. Kleinman served as a Director of AT&T Latin America and predecessor companies, a facilities-based provider of telecom services in Brazil, Argentina, Chile, Peru and Columbia (where he was chair of the Audit Committee and a member of the Compensation Committee). From 1994 to 2005, he was a director of Wisconsin Paper and Products Company, a jobber of paper and paper products. From 1964 to 1971, Mr. Kleinman was a member of the finance staff of the Ford Motor Company.

Paul S. Peercy	Term Expires in 2009

Mr. Peercy, age 67, has been a Director of Sonic since February 2004. Since September 1999, Mr. Peercy has served as dean of the University of Wisconsin-Madison College of Engineering. Since 2001 Mr. Peercy has been a member of the National Academy of Engineering. In 2000, then-Wisconsin Governor Tommy Thompson named Mr. Peercy to the Wisconsin Technology and Entrepreneurship Council. From August 1995 to September 1999, Mr. Peercy served as president of SEMI/SEMATECH, an Austin, Texas-based non-profit consortium of more than 160 of the nation’s suppliers to the semiconductor industry. Prior to that position he was director of Microelectronics and Photonics at Sandia National Laboratories in Albuquerque, New Mexico. He is the author or co-author of more than 175 technical papers and the recipient of two patents. Mr. Peercy is a Director and member of the audit and nominating and corporate governance committees of Bemis Company, Inc, a manufacturer of flexible packaging and pressure sensitive materials. Mr. Peercy received a BA degree in Physics from Berea College and MS and PhD degrees in Physics from the University of Wisconsin - Madison.

Arnold B. Pollard	Term Expires in 2010

Mr. Pollard, age 65, has been a Director of Sonic since December 1997. From 1993 until January 2002, he was the President and Chief Executive Officer of Chief Executive Group, which published “Chief Executive” magazine. For over 25 years, he has been President of Decision Associates, a management consulting firm specializing in organizational strategy and structure. Mr. Pollard has served as a director and a member of the audit and compensation committees of Delta Financial Corporation, a public company engaged in the business of home mortgage lending, since 2005. From 1989 to 1991, Mr. Pollard served as Chairman and Chief Executive Officer of Biopool International, a biodiagnostic public company focusing on blood related testing; and from 1972 to 1973, served as President and CEO of IDS, an information services company serving the savings bank market. He previously served on the boards of GKN Corporation, Sentigen Holding Corp, Lillian Vernon Corp. and DEBE Systems Corp. From 1970 to 1973, Mr. Pollard taught at the Graduate School of Business at Columbia University where he was adjunct Professor of Decision Sciences. Mr. Pollard received a BS in Engineering Physics from Cornell University, and both an MS in Engineering Sciences and a PhD in Engineering-Economics Systems from Stanford University.

Frederick H. Kopko, Jr.	Term Expires in 2011

Mr. Kopko, age 52, has been our Secretary from April 1997 to February 2001 and has been a Director since December 1995. Mr. Kopko is a partner of the law firm of McBreen & Kopko, Chicago, Illinois, and has been a partner of that firm since January 1990. He has been a Director of Mercury Air Group, Inc. since 1992. Mr. Kopko received a B.A. degree in economics from the University of Connecticut, a J.D. degree from the University of Notre Dame Law School, and an M.B.A. degree from the University of Chicago.

Rimas P. Buinevicius	Term Expires in 2012

Mr. Buinevicius, age 45, has been our Chairman of the Board since October 1997 and Chief Executive Officer since January 1997. In addition to his organizational duties, Mr. Buinevicius is a recognized figure in the rich media industry focused on the convergence of technology, digital media and entertainment. Mr. Buinevicius joined Sonic in 1994 as General Manager and Director of Marketing. Prior to joining Sonic, Mr. Buinevicius spent the majority of his professional career in the fields of biomedical and industrial control research and development. Mr. Buinevicius earned an M.B.A. degree from the University of Chicago; a Master’s degree in Electrical Engineering from the University of Wisconsin, Madison; and a Bachelor’s degree in Electrical Engineering from the Illinois Institute of Technology, Chicago. Mr. Buinevicius is a recipient of Ernst and Young’s Entrepreneur of the Year award.

CORPORATE GOVERNANCE

Director Independence

Through its listing requirements for companies with securities listed on the NASDAQ Global Market, the NASDAQ Stock Market (“NASDAQ”) requires that a majority of the members of our Board be independent, as defined under NASDAQ’s rules. The NASDAQ rules have both objective tests and a subjective test for determining who is an “independent director.” The objective tests state, for example, that a director is not considered independent if he or she is an employee of the Company or has engaged in various types of business dealings with the Company. The subjective test states that an independent director must be a person who lacks a relationship that in the opinion of the Board would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has made a subjective determination as to each independent director that no relationship exists which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board reviews information provided by the directors in an annual questionnaire with regard to each director’s business and personal activities as they relate to the Company. Based on this review and consistent with NASDAQ’s independence criteria, the Board has affirmatively determined that the following directors are independent: Gary R. Weis, David C. Kleinman, Paul S. Peercy and Arnold B. Pollard.

Related Person Transaction

The Board has adopted a Related Person Transaction Policy (the “Policy”), which is a written policy governing the review and approval or ratification of Related Person Transactions, as defined in SEC rules.

Under the Policy, each of our directors and executive officers must notify the Chairman of the Audit Committee in writing of any potential Related Person Transaction involving such person or an immediate family member. The

Audit Committee will review the relevant facts and circumstances and will approve or ratify the transaction only if it determines that the transaction is in, or is not inconsistent with, the best interests of the Company. The Related Party Transaction must then be approved by the independent directors. In determining whether to approve or ratify a Related Person Transaction, the Audit Committee and the independent directors may consider, among other things, the benefits to the Company; the impact on the director’s independence (if the Related Person is a director or an immediate family member); the availability of other sources for comparable products or services; the terms of the transaction; and the terms available to unrelated third parties or to employees generally.

There were no Related Person Transactions in the fiscal year ended September 30, 2007 (“Fiscal 2007”).

Board Structure and Meetings

The Board met six times during Fiscal 2007. The Board also acted by written consent from time to time. All directors attended at least 75% of the total number of Board meetings and committee meetings on which they serve (during the period in which each director served). In addition, NASDAQ marketplace rules contemplate that the independent members of our Board will meet during the year in separate closed meetings referred to as “executive sessions” without any employee director or executive officer present. Executive sessions were usually held after regularly scheduled Board meetings during 2007.

The Board of Directors has four standing committees, the Audit Committee, the Executive Compensation Committee, the Nominating Committee and the Strategy Committee.

Sonic has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Messrs. Kleinman (chair), Weis and Peercy serve on the Audit Committee. Sonic’s Board of Directors has determined that all members of Sonic’s Audit Committee are “independent” as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act and as defined under Nasdaq listing standards. The Audit Committee provides assistance to the Board in fulfilling its oversight responsibility including: (i) internal and external financial reporting, (ii) risks and controls related to financial reporting, and (iii) the internal and external audit process. The Audit Committee is also responsible for recommending to the Board the selection of our independent public accountants and for reviewing all related party transactions. The Audit Committee met five times in Fiscal 2007. A copy of the charter of the Audit Committee is available on Sonic’s website and is attached hereto as Exhibit A.

Sonic’s Board of Directors has determined that, due to his affiliation with the Graduate School of Business at the University of Chicago, and due to his serving as a director on numerous company boards, along with his other academic and business credentials, Mr. Kleinman has the requisite experience and applicable background to meet Nasdaq standards requiring financial sophistication of at least one member of the audit committee. Sonic’s Board of Directors has also determined that neither Mr. Kleinman nor any other member of the Audit Committee is an audit committee financial expert as defined by applicable SEC regulations

The Executive Compensation Committee consists of Messrs. Kleinman (chair), Weis and Peercy. The Board of Directors has determined that all of the members of the Executive Compensation Committee are “independent” as defined under Nasdaq listing standards. The Executive Compensation Committee makes recommendations to the Board with respect to salaries of employees, the amount and allocation of any incentive bonuses among the employees, and the amount and terms of stock options to be granted to executive officers. The Executive Compensation Committee met nine times in Fiscal 2007. A copy of the charter of the Executive Compensation Committee is available on Sonic’s website.

The Nominating Committee consists of Messrs. Pollard (chair) and Kleinman. The Board of Directors has determined that all of the members of the Nominating Committee are “independent” as defined under Nasdaq listing standards. The purpose of the Nominating Committee is to evaluate and recommend candidates for election as directors, make recommendations concerning the size and composition of the Board of Directors, develop specific criteria for director independence, and assess the effectiveness of the Board of Directors. Our Board of Directors has adopted a charter for the Nominating Committee, which is available on Sonic’s website. The Nominating Committee will review all candidates in the same manner regardless of the source of the recommendation. Stockholder recommendations of candidates for Board membership will be considered when submitted with sufficient detail including the candidate’s name, principal occupation during the past 5 years, listing of directorships, a statement that such nominee has consented to the submission of the nomination, amount of common stock of Sonic held by the nominee and qualification addressed to Corporate Secretary, Sonic Foundry, Inc., 222 W. Washington Ave., Madison, WI 53703

The Strategy Committee consists of Messrs. Pollard (chair) and Buinevicius. The Strategy Committee meets regularly with senior management, an outside advisory council and other industry experts in order to develop and refine Sonic’s business strategy. The Strategy Committee met in person 5 times and held numerous informal and telephonic meetings in fiscal 2007.

DIRECTORS COMPENSATION

Our directors, who are not also our full-time employees, receive an annual retainer of $20,000 in addition to a fee of $1,500 for attendance at each meeting of the Board of Directors and $1,000 per committee meeting attended, other than the chair of our Audit committee, Mr. Kleinman, who receives $2,000 per Audit Committee meeting attended. In addition, the chair of our strategy committee receives compensation of $5,000 per month totaling $60,000 in 2007 for his role in managing the activities of the strategy committee. The cash compensation paid to the five non- employee directors combined in Fiscal 2007 was $222,600. When traveling from out-of-town, the members of the Board of Directors are also eligible for reimbursement for their travel expenses incurred in connection with attendance at Board meetings and Board Committee meetings. Directors who are also employees do not receive any compensation for their participation in Board or Board Committee meetings.

Pursuant to the 1997 Non-Employee Directors’ Stock Option Plan, (which expired in December 2007, the “1997 Directors Stock Option Plan”) we granted to each non-employee director who was reelected or who continued as a member of the Board of Directors at each annual stockholders meeting a stock option to purchase 20,000 shares of Common Stock. Further, the chair of our Audit Committee receives an additional stock option grant to purchase 5,000 shares of Common Stock per year pursuant to Sonic’s Non Qualified Stock Option Plan. The exercise price of each stock option granted was equal to the market price of Common Stock on the date the stock option was granted. Stock options issued under the 1997 Directors’ Stock Option Plan vested fully on the first anniversary of the date of grant and expire after ten years from date of grant. An aggregate of 900,000 shares were reserved for issuance under the 1997 Directors Stock Option Plan. In addition, Mr. Pollard received an additional $55,000 cash compensation for his services on the Strategy Committee and, in December 2007, was awarded an option to purchase 68,000 shares of Common Stock under Sonic’s Non Qualified Stock Option Plan.

If any change is made in the stock subject to the 1997 Directors Stock Option Plan, or subject to any option granted thereunder, the 1997 Directors Stock Option Plan and options outstanding thereunder will be appropriately adjusted as to the type(s), number of securities and price per share of stock subject to such outstanding options.

The options and warrants set forth above have an exercise price equal to the fair market value of the underlying common stock on the date of grant. The term of all such options is ten years.

The following table summarizes cash and equity compensation provided our non-employee directors during the fiscal year ended September 30, 2007.

Name (a)	Fees Earned Or Paid In Cash ($)(1) (b)	Stock Awards ($) (c)	Option Awards ($)(2) (d)	Non-Stock Incentive Plan Compensation ($) (e)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (h)
David C. Kleinman	$46,650	—	$37,591	—	—	—	$84,241
Frederick H. Kopko	27,500	—	30,073	—	—	—	57,573
Paul S. Peercy	38,550	—	30,073	—	—	—	68,623
Arnold B. Pollard	74,950	—	69,068	—	—	—	144,018
Gary R. Weis	34,950	—	30,073	—	—	—	65,023

(1)	The amount reported in column (b) is the total of the annual retainer fee, the strategic advisory chair retainer fee and meeting attendance fees.

(2)

The amount reported in column (d) is the dollar amount recognized for financial reporting purposes for the fiscal year ended September 30, 2007 in accordance with FAS 123(R). Each director received an option award of 20,000 shares on March 15, 2007 at an exercise price of $3.76 with a grant date fair value of $39,200. In addition, Mr. Kleinman received a grant of 5,000 shares on March 15, 2007 at an exercise price of $3.76 with a grant date fair value of $9,800 in connection with his position as chair of the audit committee and Mr. Pollard received a grant of 20,085 shares on January 15, 2007 at an exercise price of $4.26 with a grant date fair value of $38,965 in connection with his position as chair of the strategy committee.

PROPOSAL 2: PROPOSAL TO ADOPT THE

SONIC FOUNDRY 2008 DIRECTORS STOCK OPTION PLAN

The Board of Directors recommends adoption of the 2008 Sonic Foundry Non-Employee Directors Stock Option Plan (the “Directors Stock Option Plan”).

The purpose of the Directors Stock Option Plan is to promote the interests of Sonic and its stockholders by strengthening Sonic’s ability to attract and retain experienced and knowledgeable non-employee directors and to encourage them to acquire an increased proprietary interest in Sonic. The Directors Stock Option Plan is intended to replace the 1997 Directors Stock Option Plan, adopted December 1997 and which expired December 2007. The 1997 Directors Stock Option Plan provided for the grant of up to 900,000 stock options, of which 800,000 were granted under the plan, 640,000 are currently outstanding and 540,000 are exercisable.

Consistent with the 1997 Directors Stock Option Plan, the Directors Stock Option Plan will be administered by the Board of Directors. The Directors Stock Option Plan will provide for a grant of an option to each non-employee director 1) upon his initial appointment to the Board, 2) to each non- employee director who is reelected or who is continuing in offices as a member of the Board after the adjournment of each annual meeting and 3) in the Board’s discretion, other grants to one or more Non-Employee Directors from time to time. Each option grant pursuant to 1) or 2) above is effective to purchase 20,000 shares of Common Stock at an exercise price equal to the fair market value on the date of grant. Other option grants will be in amounts as determined by the Board.

Common Stock that may be issued under the Directors Stock Option Plan pursuant to options shall not exceed in the aggregate Five Hundred Thousand (500,000) shares of Common Stock.

Summary of the Directors Stock Option Plan

The following is a summary of the material provisions of the Directors Stock Option Plan. This summary is qualified in its entirety by reference to the specific provisions of the Directors Stock Option Plan, the full text of which is attached to this Proxy Statement as Exhibit B.

All options granted under the Directors Stock Option Plan are non- statutory — not intended to qualify under Section 422 of the Code, as amended. The federal income tax consequences are similar to those described above with respect to the grant of a non-qualified stock option.

Payment of the option exercise price may be in cash, by delivery of previously owned Common Stock, by any other legally permissible means acceptable to the Board at the time of the grant of the option (including cashless exercise, subject to applicable legal restrictions), or by a combination of such means.

If an optionee ceases to be a director before an option vests, the option will terminate, other than in the case of death, disability or resignation required as a condition of a change in control, in which case all outstanding options granted as of the date of termination shall vest and immediately become exercisable. Each option expires ten years from the date of its grant or earlier in certain circumstances such as death or disability. Options are not transferable at any time except in certain circumstances such as transfers to family members. Options that are forfeited or terminated will again be available for grant. Shares may be authorized but unissued, currently held or reacquired shares. The Board of Directors may amend, terminate or suspend the Plan at any time.

Plan Benefits

Under the 1997 Directors Stock Option Plan, each of the five non-employee directors received options to purchase 20,000 shares of Common Stock upon initial appointment to the Board and each non-employee director has received and will continue to receive options to purchase an additional 20,000 shares of Common Stock after the adjournment of each annual stockholders meeting. However, no dollar value is assigned to the options because their exercise price is the fair market value of the common stock on the date of grant.

General

The adoption of the Directors Stock Option Plan requires the approval of a majority of the outstanding shares of Common Stock represented at the meeting and entitled to vote. Shares may be voted for or withheld from this matter. Under Securities and Exchange Commission regulations regarding stockholder approval of stock option plans, shares withheld from voting on this matter will be treated for all purposes relevant to this matter as being present at the meeting and entitled to vote and thus will have the same effect as a vote of such shares against this matter. Shares entitled to cast votes on this matter at the meeting which are the subject of a broker non-vote on this matter will be treated for quorum purposes relevant to this matter as being present at the meeting and entitled to vote but not be so treated in determining whether a majority or other required percentage of the shares present and entitled to vote on the matter has been obtained.

The Board of Directors unanimously recommends a vote FOR Proposal 2, adopting the 2008 Sonic Foundry Non-Employee Directors Stock Option Plan.

EXECUTIVE OFFICERS OF SONIC

Our executive officers, who are appointed by the Board of Directors, hold office for one-year terms or until their respective successors have been duly elected and have qualified. There are no family relationships between any of the executive officers of Sonic.

Rimas P. Buinevicius is our Chairman of the Board of Directors and Chief Executive Officer. (See “Nominee for Director”.)

Darrin T. Coulson, age 42, has been our Chief Operating Officer since November 2006, our Senior Vice President of Worldwide Field Operations from August 2005 to November 2006 and served as Regional Sales Manager from November 2004 to August 2005. From May 2003 to November 2004, Mr. Coulson was President of BxVideo, a rich media services company he founded. From March 1994 to November 2001, Mr. Coulson served in various capacities for FORE Systems and its successor corporation, Marconi PLC, including Executive Vice President and General Manager of Global Services and President of the Americas Enterprise Business division, a $700 million enterprise.

Monty R. Schmidt is our Chief Technology Officer and a Director. (See “ Directors Continuing in Office ”.)

Kenneth A. Minor, age 45, has been our Chief Financial Officer since June 1997, Assistant Secretary from December 1997 to February 2001 and Secretary since February 2001. From September 1993 to April 1997, Mr. Minor was employed as Vice President and Treasurer for Fruehauf Trailer Corporation, a manufacturer and global distributor of truck trailers and related after market parts and service where he was responsible for financial, treasury and investor relations functions. Prior to 1993, Mr. Minor served in various senior accounting and financial positions for public and private corporations as well as the international accounting firm of Deloitte Haskins and Sells. Mr. Minor is a certified public accountant and has a B.B.A. degree in accounting from Western Michigan University.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information known to us about the beneficial ownership of our Common Stock as of January 15, 2008, by each stockholder known by us to own beneficially more than 5% of our Common Stock, each of our executive officers named in the Summary Compensation Table (“Named Executive Officers”), each of our directors, and all of our directors and executive officers as a group. Unless otherwise noted, the mailing address for these stockholders is 222 West Washington Avenue, Madison, Wisconsin 53703.

Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting or investment power with respect to shares. Shares of common stock issuable upon the exercise of stock options or warrants exercisable within 60 days after January 15, 2008, which we refer to as Presently Exercisable Options, are deemed outstanding for computing the percentage ownership of the person holding the options but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law. The inclusion of any shares in this table does not constitute an admission of beneficial ownership for the person named below.

Based on currently available Schedules 13D and 13G filed with the SEC, we do not know of any beneficial owners of more than 5% of our Common Stock, other than listed below.

Name of Beneficial Owner(1)	Number of Shares of Class Beneficially Owned	Percent of Class(2)
Common Stock
Monty R. Schmidt (3)	3,322,938	9.3%
Rimas P. Buinevicius(4)	2,512,409	6.8
Arnold B. Pollard(5) 733 Third Avenue New York, NY 10017	610,830	1.7
Darrin T. Coulson(6)	440,755	1.2
Frederick H. Kopko, Jr.(7) 20 North Wacker Drive Chicago, IL 60606	366,275	1.0
Kenneth A. Minor(8)	353,941	1.0
David C. Kleinman(9) 1101 East 58th Street Chicago, IL 60637	240,000	*
Gary R. Weis(10) P.O. Box 272 Deerfield, IL 60015	120,000	*
Paul S. Peercy(10) 1415 Engineering Dr Madison, WI 53706	100,400	*
All Executive Officers and Directors as a Group (9 persons)(11)	8,067,548	20.9%

*	less than 1%

(1)

Sonic believes that the persons named in the table above, based upon information furnished by such persons, have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them.

(2)	Applicable percentages are based on 35,568,836 shares outstanding, adjusted as required by rules promulgated by the Securities and Exchange Commission.

(3)	Includes 179,802 shares subject to Presently Exercisable Options.

(4)	Includes 1,180,000 shares subject to Presently Exercisable Options.

(5)	Consists of 610,830 shares subject to Presently Exercisable Options.

(6)	Includes 183,333 shares subject to Presently Exercisable Options.

(7)	Includes 80,000 shares subject to Presently Exercisable Options.

(8)	Includes 331,941 shares subject to Presently Exercisable Options.

(9)	Consists of 240,000 shares subject to Presently Exercisable Options.

(10)	Includes 100,000 shares subject to Presently Exercisable Options.

(11)	Includes an aggregate of 3,005,906 Presently Exercisable Options.

Compensation Discussion and Analysis

Introduction

This Compensation Discussion and Analysis describes our compensation strategy, policies, programs and practices for the executive officers identified in the Summary Compensation Table. Throughout this proxy statement, we refer to these individuals, who serve as our Chief Executive Officer, Chief Financial Officer, Chief Operating Officer and Chief Technology Officer as the “executive officers.”

The Compensation Committee (“Committee”) establishes and oversees our compensation and employee benefits programs and approves the elements of total compensation for the executive officers. The day-to-day design and administration of our retirement and employee benefit programs available to our employees are handled by our Human Resources and Finance Department employees. The Committee is responsible for reviewing these programs with management and approving fundamental changes to them.

Overview and Objectives of our Executive Compensation Program

The compensation program for our executive officers is designed to attract, motivate, reward and retain highly qualified individuals who can contribute to Sonic’s growth with the ultimate objective of improving stockholder value. Our compensation program consists of several forms of compensation: base salary, annual bonus, long-term incentives and limited perquisites and benefits.

Base salary and annual bonus are cash-based while long-term incentives consist of stock option awards. The Committee does not have a specific allocation goal between cash and equity-based compensation or between annual and long-term incentive compensation. Instead, the Committee relies on the process described in this discussion and analysis in its determination of compensation levels and allocations for each executive officer.

The Committee does not utilize objective guidelines or formulae, performance targets or short-term changes in our stock price to determine the elements and levels of compensation for our executive officers. Instead, it relies upon its collective judgment as applied to the challenges confronting Sonic, together with advice from independent consultants, information provided by Sonic and independent sources, and the recommendations of our Chief Executive Officer. The Committee also uses subjective information when considering the credentials, length of service, experience, consistent performance, and available competitive alternatives of our executive officers. The Committee receives and reviews a variety of information throughout the year to assist it in directing the executive compensation program. Throughout the year, the Committee reviews financial reports comparing Sonic’s performance on a year-to-date basis versus budget and at each Board meeting, the executive officers present an operating report.

The recommendations of the Chief Executive Officer play a significant role in the compensation-setting process. The Chief Executive Officer provides the Committee with an annual overall assessment of Sonic’s achievements and performance, his evaluation of individual performance and his recommendations for annual compensation, bonus and long-term incentive awards. The Committee has discretion to accept, reject or modify the Chief Executive Officer’s recommendations.

The Committee determines the compensation for each executive officer in an executive session.

Market Competitiveness

The Committee’s target is for total cash compensation to average between the 50th and 75th percentile of published compensation data derived from two sources: (i) a peer group of companies that are competitors either in our industry, or for key talent, or with similar financial characteristics; and (ii) published market survey data for companies within our revenue range. Given competitive recruiting pressures, the Committee retains its discretion to deviate from this target under appropriate circumstances. The Committee periodically receives updates of the published compensation data.

Pay for Performance

The Committee believes that both long and short term compensation of executive officers should correlate to Sonic’s overall financial performance. Incentive payouts will be larger with strong performance and smaller if Sonic’s financial results decline. From time to time, extraordinary Board-approved initiatives in a fiscal year, such as a restructuring, acquisition, or divestiture, are considered by the Committee in its overall evaluation of Sonic’s performance.

Competitive Benchmarking/Peer Group Analysis

The Committee reviewed market data from the American Electronics Association (“AeA”) in various size and industry stratifications similar to that of Sonic.

The second source of compensation data came from a peer group of thirty-one public companies that we consider competitors in our market for sales, or for key talent, or with similar financial or other characteristics such as size. The companies in the peer group ranged in market capitalization between $50 million and $250 million, had fewer than 200 employees, revenues between $13 million and $35 million and exhibited rapid growth in revenue in excess of 30%.

Components of Executive Compensation

Base Salary

The Committee seeks to pay the executive officers a competitive base salary in recognition of their job responsibilities for a publicly held company. As noted above, the target compensation range for an executive’s total cash compensation (salary and bonus) is between the 50th and 75th percentile of the market data reviewed by the Committee.

As part of determining annual increases, the Committee also considers the Chief Executive Officer’s recommendation regarding individual performance as well as internal equitable considerations.

In evaluating individual performance, the Committee considers initiative, leadership, tenure, experience, skill set for the particular position, knowledge of industry and business, and execution of strategy in placing the individual within the range outlined.

On February 2, 2007, the Committee approved base salary increases effective January 1, 2007 for Mr. Buinevicius from $300,000 to $315,000; for Mr. Minor from $192,000 to $221,000 and for Mr. Schmidt from $220,000 to $246,000. Following the fiscal year, on December 4, 2007, the Committee approved base salary increases effective immediately for three of the executive officers, of 5%. The salary for Mr. Buinevicius was increased to $331,000 from $315,000; the salary for Mr. Schmidt was increased to $258,000 from $246,000 and Mr. Minor’s salary was increased to $232,000 from $221,000. Upon recommendation of Mr. Buinevicius that compensation of Mr. Coulson should be highly weighted toward incentives, the Committee took no action regarding the base compensation of Mr. Coulson – leaving it at $250,000. After its review of all sources of market data as described above, the Committee believes that the adjusted base salaries and the bonuses described below are within its targeted range for total cash compensation.

Bonus

The Committee typically targets an annual cash bonus as a percentage of total cash compensation within the 50th to 75th percentile of market data as noted above. Recognizing that Sonic’s internal budgets are based on pre-established financial goals, the evaluation of individual performance reflects a discretionary assessment by the

Committee of each officer’s contribution during the year. The Committee may consider factors such as general economic conditions, acquisitions, divestitures, or restructuring initiatives that may not have been contemplated when the financial budgets were developed. To aid in this evaluation, the Chief Executive Officer provides an overview of Sonic’s financial metrics and performance, new product introductions, strategic initiatives, and investor relations activities for the year.

On December 4, 2007, the Committee approved bonuses for the executive officers based on the recommendations of the Chief Executive Officer and the Committee’s assessment of individual performance and contribution to the improved financial performance of Sonic for fiscal 2007. Mr. Buinevicius, Mr. Schmidt and Mr. Minor received bonuses of $60,000 each. Mr. Coulson receives bonuses quarterly based upon achieving predetermined targets for product and services billings set at the beginning of the fiscal year. Total bonus amounts paid to Mr. Coulson during fiscal 2007 totaled $79,484.

Stock Options and Restricted Stock

The Committee has a long-standing practice of providing long-term incentive compensation grants to the executive officers. The Committee believes that such grants, in the form of stock options, help align our executive officers’ interests with Sonic’s stockholders. All stock option and restricted stock awards are granted under either our 1995 Stock Option Plan or the 1999 Non-Qualified Plan (“Employee Plans”).

The Committee reviews option grant recommendations by the Chief Executive Officer for each executive officer, but retains full discretion to accept, reject or revise each recommendation. The Committee’s policy is to grant options on the date it approves them. The exercise price is determined in accordance with the terms of the Employee Plan and cannot be less than the Fair Market Value, as defined in the Plan, of Sonic’s common stock. The Committee typically grants options once a year, but may grant options to newly hired executives at other times.

In making its determinations, the Committee considers the number of options or shares owned by the executive officers.

In December 2006, the Committee awarded stock options to purchase 75,000 shares to Mr. Coulson as described in the “Grant of Plan-Based Awards” table in this Proxy Statement. The Committee considered the significant ownership position of shares of common stock and stock options of the other executive officers in determining not to grant additional options at that time. In December 2007, the Committee awarded options to purchase 200,000, 120,000, 50,000 and 50,000 shares to Mssrs. Coulson, Minor, Buinevicius and Schmidt, respectively.

Health and Welfare Benefits

Our officers are covered under the same health and welfare plans, including our 401(k) plan, as salaried employees.

Employment Agreements

We entered into employment agreements with Rimas P. Buinevicius and Monty R. Schmidt on substantially the same terms as the prior agreements in January 2001. The employment agreements automatically renew every two years for successive two year terms and were last automatically renewed on January 1, 2007. The salaries of each of Messrs. Buinevicius and Schmidt are subject to increase each year at the discretion of the Board of Directors. Messrs. Buinevicius and Schmidt are also entitled to incidental benefits of employment under the agreements. Each of the employment agreements provides that if (i) Sonic Foundry breaches its duty under such employment agreement, (ii) the employee’s status or responsibilities with Sonic Foundry has been reduced, (iii) Sonic Foundry fails to perform its obligations under such employment agreement, or (iv) after a Change in Control of Sonic Foundry, Sonic Foundry’s financial prospects have significantly declined, the employee may terminate his employment and receive all salary and bonus owed to him at that time, prorated, plus three times the highest annual salary and bonus paid to him in any of the three years immediately preceding the termination. If the employee becomes disabled, he may terminate his employment and receive all salary owed to him at that time, prorated, plus a lump sum equal to the highest annual salary and bonus paid to him in any of the three years immediately preceding the termination. Pursuant to the employment agreements, each of Messrs. Buinevicius and Schmidt has agreed not to disclose our confidential information and not to compete against us during the term of his employment agreement and for a period of two years thereafter. Such non-compete clauses may not be enforceable, or may only be partially enforceable, in state courts of relevant jurisdictions.

A “Change in Control” is defined in the employment agreements to mean: (i) a change in control of a nature that would have to be reported in our proxy statement, ; (ii) Sonic Foundry is merged or consolidated or reorganized into or with another corporation or other legal person and as a result of such merger, consolidation or reorganization less than 75% of the outstanding voting securities or other capital interests of the surviving, resulting or acquiring corporation or other legal person are owned in the aggregate by our stockholders immediately prior to such merger, consolidation or reorganization; (iii) Sonic Foundry sells all or substantially all of its business and/or assets to any other corporation or other legal person, less than 75% of the outstanding voting securities or other capital interests of which are owned in the aggregate by our stockholders, directly or indirectly, immediately prior to or after such sale; (iv) any person (as the term “person” is used in Section 13(d) (3) or Section 14(d) (2) of the Securities Exchange Act of 1934 (the “Exchange Act”) had become the beneficial owner (as the term “beneficial owner” is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of 25% or more of the issued and outstanding shares of our voting securities; or (v) during any period of two consecutive years, individuals who at the beginning of any such period constitute our directors cease for any reason to constitute at least a majority thereof unless the election, or the nomination or election by our stockholders, of each new director was approved by a vote of at least two- thirds of such directors then still in office who were directors at the beginning of any such period.

We entered into employment agreements with Kenneth A. Minor and Darrin T. Coulson in October 2007. The salaries of each of Messrs. Minor and Coulson are subject to increase each year at the discretion of the Board of Directors. Messrs. Minor and Coulson are also entitled to incidental benefits of employment under the agreements. Each of the employment agreements provide that a cash severance payment be made upon termination, other than for cause, equal to the highest cash compensation paid in any of the last three fiscal years immediately prior to termination in addition to immediate vesting of all previously unvested common stock and stock options. Further, Mssrs. Minor and Coulson have the right to voluntarily terminate their employment, and receive the same severance arrangement detailed above following (i) any “person” becoming a “ beneficial” owner of stock of Sonic Foundry representing 50% or more of the total voting power of Sonic Foundry’s then outstanding stock; or, (ii) Sonic Foundry is acquired by another entity through the purchase of substantially all of its assets or securities and following such acquisition, Rimas Buinevicius does not remain as Chief Executive Officer and Chairman of the Board of Directors of Sonic Foundry or the acquisition is without the written consent of the Board of Directors of Sonic Foundry; or (iii) Sonic Foundry is merged with another entity, consolidated with another entity or reorganized in a manner in which any “person” is or becomes a “beneficial” owner of stock of the surviving entity representing 50% or more of the total voting power of the surviving entity’s then outstanding stock; and Messrs. Minor or Coulson is demoted without cause or their duties are substantially altered. Pursuant to the employment agreements, each of Messrs. Minor and Coulson has agreed not to disclose our confidential information and not to compete against us during the term of his employment agreement and for a period of one year thereafter. Such non-compete clauses may not be enforceable, or may only be partially enforceable, in state courts of relevant jurisdictions.

For illustrative purposes, if Sonic terminated the employment of Messrs. Buinevicius, Schmidt, Coulson, and Minor (not for cause) on September 30, 2007 or if Messrs. Buinevicius, Schmidt, Coulson, and Minor elected to terminate their employment for constructive termination as defined in the employment agreements on September 30, 2007, and a change of control as defined in the employment agreements had occurred, Sonic would be obligated to pay $1,529,000, $1,165,000, 328,000 and $312,000 to of Messrs. Buinevicius, Schmidt, Coulson, and Minor, respectively. In addition, any non-vested rights of Messrs. Buinevicius, Schmidt, Coulson, and Minor under the Employee Plans, would vest as of the date of employment termination. The value of the accelerated vesting of the options under these circumstances would be less than $1,000 for Messrs. Buinevicius, Schmidt and Minor and $95,000 Mr. Coulson.

Personal Benefits

Our executives receive a limited number of personal benefits certain of which are considered taxable income to them and which are described in the footnotes to the section of this Proxy Statement entitled “Summary Compensation Table”.

Internal Revenue Code Section 162(m)

Internal Revenue Code Section 162(m) limits the ability of a public company to deduct compensation in excess of $1 million paid annually to each of the Chief Executive Officer and each of the other executive officers named in the Summary Compensation Table. There are exemptions from this limit, including compensation that is based on the attainment of performance goals that are established by the Committee and approved by the Company stockholders. No executive officer was affected by this limitation in fiscal 2007.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of Sonic has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Proxy Statement.

COMPENSATION COMMITTEE

David C. Kleinman, Chair

Gary R. Weis

Paul S. Peercy

Summary Compensation

The following table sets forth the compensation of our principal executive officer, our principal financial officer and our other two executive officers for the fiscal year ended September 30, 2007.

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($)(1) (d)	Stock Awards ($) (e)	Option Awards ($)(2) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($) (h)	All Other Compen-sation ($)(3) (i)	Total ($) (j)
Rimas P. Buinevicius Chairman and Chief Executive Officer	2007	309,534	60,000	—	7,770	—	—	10,314	387,618
Kenneth A. Minor Chief Financial Officer and Secretary	2007	212,310	60,000	—	7,770	—	—	16,457	296,537
Darrin T. Coulson Chief Operating Officer	2007	248,630	79,484	—	120,869	—	—	9,792	458,775
Monty R. Schmidt Chief Technology Officer	2007	238,170	60,000	—	7,770	—	—	16,049	321,989

(1)

The amounts in column (d) represent the cash bonuses described under the section of this Proxy Statement entitled “Compensation Discussion and Analysis”. These cash bonuses were awarded for performance for fiscal 2007 and paid in fiscal 2008 in the case of Mssrs. Buinevicius, Minor and Schmidt and earned and paid quarterly in the case of Mr. Coulson.

(2)

The option awards in column (f) represent stock option grants for which Sonic recorded 2007 compensation expense. Under the required FAS 123(R) methodology, the compensation expense reflected is for grants made in fiscal 2007 and grants made in prior years which continued to be expensed in fiscal 2007. The full FAS 123(R) grant date fair value of the option awards granted in fiscal 2007 is included in column (l) in the “Grants of Plan-Based Awards” table included below in this Proxy Statement. The assumptions and methodology used in calculating the FAS 123(R) compensation expense of the option awards are provided in Sonic’s Form 10-K. See Note 1, “Stock Based Compensation” in the Notes to the Consolidated Financial Statements in Sonic’s Form 10-K. The amounts in this column represent our accounting expense for these awards and not necessarily the actual value that will be realized by the executive. There can be no assurance that the options will ever be exercised (in which case no value will be realized by the executive) or that the value on exercise will equal the FAS123(R) value.

(3)

The amount shown under column (i) includes Sonic’s matching contribution under our 401(k) plan of $9,031, $11,057, $8,915 and $11,369 for Messrs Buinevicius, Minor, Coulson and Schmidt. In addition, Mr. Buinevicius receives a car allowance equal to $713 per month of which the taxable personal portion of $1,283 is included in this column. Messrs. Minor, Coulson and Schmidt receive $650 per month as a car allowance of which the taxable, personal portions were $5,400, $877 and $4,680, respectively.

Grants of Plan-Based Awards

The Following table shows the plan-based awards granted to the Named Executive Officers during fiscal 2007.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All other stock awards: Number of Shares of stock or units (#) (i)	All other option awards: Number of Securities Underlying Options (#) (j)	Exercise or base price of option awards ($/Sh) (1) (k)	Grant Date fair Value of Stock and option awards (2) (l)
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold ($) (f)	Target ($) (g)	Maximum ($) (h)
Rimas P. Buinevicius	—	—	—	—	—	—	—	—	—	—	—
Kenneth A. Minor	—	—	—	—	—	—	—	—	—	—	—
Darrin T. Coulson	12/04/2006	—	—	—	—	—	—	—	75,000	3.80	154,235
Monty R. Schmidt	—	—	—	—	—	—	—	—	—	—	—

(1)	Sonic grants employee stock options with exercise prices equal to the closing stock price on the date of grant.

(2)

The amount reported in column (l) represents the grant date fair value of the award following the required FAS 123(R) compensation methodology. Grant date fair value is calculated using the Lattice method. See Note 1, “Stock Based Compensation” in the Notes to the Consolidated Financial Statements in Sonic’s Form 10-K for the fiscal year ended September 30, 2007 for an explanation of the methodology and assumptions used in the FAS 123(R) valuation. With respect to the option grants, there can be no assurance that the options will ever be exercised (in which case no value will be realized by the executive) or that the value on exercise will equal the FAS 123(R) value.

Sonic grants options to its executive officers under our employee stock option plans. As of September 30, 2007, options to purchase a total of 3,952,179 shares were outstanding under the plans, and options to purchase 2,985,808 shares remained available for grant thereunder. No options were exercised by Named Executive Officers during fiscal 2007.

Outstanding Equity Awards at Fiscal Year-End

The following table shows information concerning outstanding equity awards as of September 30, 2007 held by the Named Executive Officers.

	Option Awards				Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (1) (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1) (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (1) (e)	Option Expiration Date (1) (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
Rimas P. Buinevicius	20,000 20,000 10,000 100,000 1,000,000 33,333	0 0 0 0 0 16,667	None	2.50 4.19 1.09 1.09 1.12 1.45	10/31/2007 03/10/2009 12/20/2010 12/20/2010 10/25/2011 11/26/2014
Kenneth A. Minor	40,000 10,000 13,000 10,000 63,000 5,941 80,000 100,000 33,333	0 0 0 0 0 0 0 0 16,667	None	2.50 3.13 5.91 1.09 1.09 1.01 1.12 0.42 1.45	11/07/2007 10/21/2008 12/13/2009 12/20/2010 12/20/2010 10/09/2011 10/25/2011 05/09/2013 11/26/2014
Darrin T. Coulson	16,666 133,333 0	8,334 66,667 75,000	None	1.62 1.35 3.80	11/01/2014 07/05/2015 12/04/2016
Monty R. Schmidt	20,000 20,000 10,000 80,000 19,802 33,333	0 0 0 0 0 16,667	None	2.50 4.19 1.09 1.09 1.01 1.45	10/31/2007 03/10/2009 12/20/2010 12/20/2010 10/09/2011 11/26/2014

(1)

All options were granted under either our shareholder approved Employee Stock Option Plan or the Non-Qualified Stock Option Plan. All unexercisable options listed in the table become exercisable over a three-year period in equal annual installments beginning one year from the date of grant.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	2,952,179	$3.11	2,260,316
Equity compensation plans not approved by security holders (2)	1,760,143	1.22	725,492

Total	4,712,322	$2.41	2,985,808

(1)	Consists of Employee Stock Option Plan and the Directors Stock Option Plan. For further information regarding these plans, reference is made to Note 5 of the financial statements.

(2)	Consists of the Non-Qualified Stock Option Plan. For further information regarding this plan, reference is made to Note 5 of the financial statements.

Compensation Committee Interlocks and Insider Participation

The members of the Executive Compensation Committee of Sonic’s Board of Directors for Fiscal 2007 were those named in the Executive Compensation Committee Report. No member of the Committee was at any time during Fiscal 2007 or at any other time an officer or employee of Sonic Foundry, Inc.

No executive officer of Sonic Foundry, Inc. has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of the Board of Directors of Sonic Foundry, Inc.

PROPOSAL THREE: PROPOSAL TO ADOPT THE EMPLOYEE STOCK PURCHASE PLAN

The Board of Directors believe that it is in the best interest of Sonic and its stockholders to adopt a new employee stock purchase plan to become effective July 1, 2008. The Board of Directors believes that such a plan would be mutually beneficial to employees as well as the Corporation and its stockholders because such a plan would enhance the interest of the employees in the continued success of Sonic and further align the interests of the employees and stockholders. In addition, the Board of Directors is of the opinion that employee stock purchase plans provide an aid in recruiting highly qualified and talented employees. For these reasons, the Board of Directors authorized the adoption of a new plan known as the Sonic Foundry, Inc. Employee Stock Purchase Plan (the “Purchase Plan”), subject to the approval of stockholders at the Annual Meeting.

The following is a summary of the material provisions of the Purchase Plan. This summary is qualified in its entirety by reference to the specific provisions of the Purchase Plan, the full text of which is attached to this Proxy Statement as Exhibit C.

Summary of the Purchase Plan

Common Stock Subject To Plan

Subject to adjustment as provided below, 500,000 shares of Common Stock will be available for issuance under the Purchase Plan. Shares of Common Stock delivered under the Purchase Plan may be authorized and unissued shares or reacquired shares. As of January 15, 2008, the fair market value of one share of Common Stock was $1.30.

Participation

Any employee who has completed 90 days of employment with Sonic or any Designated Subsidiary of Sonic on the first day of each offering period will be eligible to participate in the Purchase Plan. A Designated Subsidiary of Sonic is any majority-owned subsidiary of Sonic that has been designated by the Board of Directors as eligible to participate in the Purchase Plan with respect to its Employees. An employee of Sonic or a Designated Subsidiary of Sonic who, after the grant of an option to purchase, would hold common stock and/or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of Sonic will not be eligible to participate. As of January 15, 2008, approximately 90 employees of Sonic would be eligible to participate in the Purchase Plan.

Purchases Under The Purchase Plan

Sonic will make a bi-annual offering to eligible employees of options to purchase shares of Common Stock under the Purchase Plan on the first trading day of January and July, commencing July 1, 2008. Each offering period will be for a period of six months from the date of offering, and each eligible employee as of the date of offering will be entitled to purchase shares of Common Stock at a purchase price equal to the lower of 85% of the fair market value of Common Stock on the first trading day of the offering period or 85% of the fair market value of Common Stock on the last trading day of the offering period.

Payment for shares of Common Stock purchased under the Purchase Plan will be made by authorized payroll deductions from an employee’s Total Wages. Subject to the terms of the Purchase Plan, eligible employees who desire to participate in the Purchase Plan will designate a stated whole percentage of their total wages, up to a maximum of 10%, to be deducted from their total wages and held by Sonic until the date of purchase. No participant in the Purchase Plan will be permitted to purchase Common Stock under the Purchase Plan if such option would permit his or her rights to purchase stock under the Purchase Plan to accrue at a rate that exceeds $25,000 of the fair market value of such shares (determined as of the date of grant of such right), or that exceeds 10,000 shares, for each calendar year during which any option granted to such individual under any such plan is outstanding at any time.

A participant will have none of the rights or privileges of a stockholder of Sonic (including the right to receive dividends) until the shares purchased under the Purchase Plan are fully paid for and issued.

Withdrawal

An employee may withdraw from the plan if such request is made at least 30 days prior to the end of a contribution period. Such withdrawal request and the refund of all cash contributions, without interest, will be made as soon as administratively feasible and all options will be cancelled. Once terminated, an employee will be eligible for reenrollment in the plan beginning with the contribution period beginning immediately following the next contribution period.

Termination Of Participation

An employee’s participation in the Purchase Plan will be terminated when he or she: (1) voluntarily elects to withdraw his or her entire account; (2) resigns or is discharged from Sonic and all Designated Subsidiaries of Sonic; or (3) dies.

Administration

The Purchase Plan will be administered by the Compensation Committee of the Board or such other committee established by the Board of Directors of Sonic (“the Committee”).

Modification and Termination

The Committee may terminate the Purchase Plan at any time or make any amendment or modification it deems advisable.

Adjustments

Appropriate and proportionate adjustments will be made in the number and class of shares available under the Purchase Plan, and to the rights granted under the Purchase Plan and the prices applicable to such rights, to reflect changes in the outstanding stock that occur because of stock dividends, stock splits, recapitalizations, reorganizations, liquidations, or other similar events.

Transferability

A participant’s rights under the Purchase Plan are exercisable only by such participant and may not be transferred in any manner.

Federal Income Tax Consequences

Sonic has been advised that under current law the federal income tax consequences to participants and Sonic of options granted under the Purchase Plan would generally be as set forth in the following summary. This summary is not a complete analysis of all potential tax consequences relevant to participants and Sonic and does not describe tax consequences based on particular circumstances. For these reasons, participants should consult with a tax advisor as to any specific questions regarding the tax consequences of participation in the Purchase Plan.

It is intended that the option to purchase shares of Common Stock granted under the Purchase Plan will constitute an option issued pursuant to an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended. If shares are purchased under the Purchase Plan, and no disposition of these shares is made within two years of the date of grant of the option, or within one year after the purchase of the shares, then no income will be realized by the employee at the time of the transfer of the shares to such employee. When an employee sells or otherwise disposes of the shares, or in the event of his death (whenever occurring) while owning such shares, there will be included in his or her gross income, as compensation, an amount equal to the lesser of: (i) the amount by which the fair market value of the shares on the first trading day of the offering period exceeds the purchase price for the shares, or (ii) the amount by which the fair market value at the time of disposition or death exceeds the purchase price per share. Any further gain will be treated for tax purposes as long-term capital gain, provided that the employee holds the shares for the applicable long-term capital gain holding period after the last day of the offering period applicable to such shares.

No deduction will be allowed to Sonic for federal income tax purposes in connection with the grant or exercise of the option to purchase shares under the Purchase Plan, provided there is no disposition of shares by a participant within either the two-year or the one-year periods referred to above. If an employee disposes of the shares within either the two-year or the one-year periods referred to above, he or she will realize ordinary income in the year of disposition in an amount equal to the difference between the purchase price and the fair market value of the shares at the time of exercise of the option, and Sonic will be entitled to a deduction in the same amount. Any difference between the amount received upon such a disposition and the fair market value of the shares at the time of exercise of the option will be capital gain or loss, as the case may be.

Plan Benefits

Participation in the Purchase Plan is voluntary and each eligible employee will make his or her own election whether and to what extent to participate in the plan. It is therefore not possible to determine the benefits or amounts that will be received in the future by individual employees or groups of employees under the Purchase Plan.

Provision to Purchase Additional Shares of Common Stock by Employees and Directors

Apart from the Plan provisions set forth above, the Committee has the power and authority to allow any Employee or director to receive Shares in lieu of cash compensation or cash fees. In such event, in order to account for the non-transferability of any Shares acquired thereunder, the Committee may discount the value of such Shares by up to 15% of the then Fair Market Value of unvested Shares of Common Stock. This portion of the Plan will allow Employees and directors the opportunity to acquire Shares in accordance with such special terms and conditions as the Committee may establish from time to time, which terms and conditions may modify the terms and conditions of the Plan set forth elsewhere in the Plan. Without limiting the authority of the Committee, the special terms and conditions which may be established with respect to such Employees and directors who elect to participate in this portion of the Plan, and which need not be the same for all such Employees and directors, include but are not limited to the right to participate, procedures for elections to participate, the purchase price of any Shares to be acquired, and the maximum amount of Shares which may be purchased by any participating Employee or director. Any purchases made pursuant to the provisions of this portion of the Plan shall not be subject to the requirements of Section 423 of the Code and the federal income tax consequences set forth above shall not apply thereto.

General

The adoption of the Purchase Plan requires the approval of a majority of the votes cast by holders of the outstanding shares of Common Stock represented at the meeting and entitled to vote. Shares may be voted for or withheld from this matter. Under Securities and Exchange Commission regulations regarding stockholder approval of stock option plans, shares withheld from voting on this matter will be treated for all purposes relevant to this matter as being present at the meeting and entitled to vote and thus will have the same effect as a vote of such shares against this matter. Shares entitled to cast votes on this matter at the meeting which are the subject of a broker non-vote on this matter will be treated for quorum purposes relevant to this matter as being present at the meeting and entitled to vote but not be so treated in determining whether a majority or other required percentage of the shares present and entitled to vote on the matter has been obtained.

The Board of Directors unanimously recommends a vote FOR Proposal 3 adopting the Employee Stock Purchase Plan.

PROPOSAL FOUR: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors, upon the recommendation of the Audit Committee, has appointed the firm of Grant Thornton LLP (“GT”) as independent auditors to audit our financial statements for the year ending September 30, 2008, and has further directed that management submit the selection of independent public accountants for certification by the stockholders at the annual meeting. Representatives of GT are expected to be present at the annual meeting to respond to stockholders’ questions and to have the opportunity to make any statements they consider appropriate.

Stockholder ratification of the selection of GT as our independent auditors is not required by our Bylaws or otherwise. However, the Board is submitting the selection of GT to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board and the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board and the Audit Committee in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of Sonic and its stockholders.

The ratification of the appointment of GT as independent public accountants requires the approval of a majority of the votes cast by holders of our shares. Shares may be voted for or withheld from this matter. Shares that are withheld and broker non-votes will have no effect on this matter because ratification of the appointment of GT requires a majority of the shares cast.

Recommendation of Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 4 RATIFYING THE APPOINTMENT OF GT AS INDEPENDENT AUDITORS FOR SONIC FOUNDRY.

Relations with Independent Auditors

GT has served as our independent public accountants since its appointment in July 2004. As stated in Proposal 4, the Board has selected GT to serve as our independent auditors for the fiscal year ending September 30, 2008.

Audit services performed by GT for fiscal years 2007 and 2006 consisted of the examination of our financial statements, review of fiscal quarter results, services related to filings with the Securities and Exchange Commission (SEC) and in 2007, examination of our internal controls pursuant to section 404 of the Sarbannes—Oxley Act. We also retained GT to perform certain audit related fees associated with the audit of our benefit plan, and tax preparation and consultative fees associated with the preparation of Federal and State tax returns. Fiscal 2007 tax fees also included international tax services and additional sales and use tax services. All fees paid to GT were reviewed, considered for independence and upon determination that such payments were compatible with maintaining such auditors’ independence, approved by Sonic’s audit committee prior to performance.

Fiscal Years 2007 and 2006 Audit Firm Fee Summary

During fiscal years 2007 and 2006, we retained GT to provide services in the following categories and amounts:

	Years Ended September 30,
	2007	2006
Audit Fees	$191,982	$116,115
Audit Related	10,400	16,640
Tax Fees	60,973	25,231
Other Fees		—

All of the services described above were approved by Sonic’s audit committee and prior to performance. The Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting. The audit committee has determined that the payments made to its independent accountants for these services are compatible with maintaining such auditors’ independence.

REPORT OF THE AUDIT COMMITTEE 1

The Audit Committee’s role includes the oversight of our financial, accounting and reporting processes, our system of internal accounting and financial controls and our compliance with related legal and regulatory requirements, the appointment, engagement, termination and oversight of our independent auditors, including conducting a review of their independence, reviewing and approving the planned scope of our annual audit, overseeing the independent auditors’ audit work, reviewing and pre-approving any audit and non-audit services that may be performed by them, reviewing with management and our independent auditors the adequacy of our internal financial controls, and reviewing our critical accounting policies and the application of accounting principles. The Audit Committee held five meetings during fiscal 2007.

Mssrs. Kleinman, Weis and Peercy meet the rules of the SEC for audit committee membership and are “independent” as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act and under Nasdaq listing standards. In April 2004, the Board approved revisions to the Audit Committee Charter to reflect new rules and standards set forth in certain SEC regulations as well as changes to Nasdaq listing standards. A copy of the Audit Committee Charter is attached as Exhibit A herein, and is available on Sonic’s website.

As set forth in the Audit Committee Charter, management of Sonic is responsible for the preparation, presentation and integrity of Sonic’s financial statements and for the effectiveness of internal control over financial reporting. Management and the accounting department are responsible for maintaining Sonic’s accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing Sonic’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

We have reviewed and discussed with our independent auditors, GT, matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communications with Audit Committees). We have received from the auditors a formal written statement describing the relationships between the auditor and Sonic that might bear on the auditor’s independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). We have discussed with GT matters relating to its independence, including a review of both audit and non-audit fees, and considered the compatibility of non-audit services with the auditors’ independence.

The members of the Audit Committee are not full-time employees of Sonic and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Committee necessarily rely on the information provided to them by management and the independent accountants. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of Sonic’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that Sonic’s auditors are in fact “independent”.

We have reviewed and discussed with management and GT the audited financial statements. We discussed with GT the overall scope and plans of their audit. We met with GT, with and without management present, to discuss results of their examination, their evaluation of Sonic’s internal controls, and the overall quality of Sonic’s financial reporting.

[1]

The material in this report is not “soliciting material”, is not deemed filed with the SEC, and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in such filing.

Based on the reviews and discussions referred to above and our review of Sonic’s audited financial statements for fiscal 2007, we recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended September 30, 2007, for filing with the SEC.

Respectfully submitted,

AUDIT COMMITTEE

David C. Kleinman, Chair

Gary R. Weis

Paul S. Peercy

CERTAIN TRANSACTIONS

Frederick H. Kopko, Jr., a director and stockholder of Sonic Foundry, is a partner in McBreen & Kopko. Pursuant to the 1997 Directors’ Stock Option Plan, Mr. Kopko has been granted options to purchase 80,000 shares of Common Stock at exercise prices ranging from $1.74 to $59.88. During fiscal 2007, we paid the Chicago law firm of McBreen & Kopko certain compensation for legal services rendered subject to standard billing rates.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Sonic’s officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely upon a review of Forms 3 and Forms 4 furnished to us pursuant to Rule 16a-3 under the Exchange Act during our most recent fiscal year, to Sonic Foundry’s knowledge, all reporting persons complied with all applicable filing requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended.

Code of Ethics

Sonic has adopted a Code of Ethics (as defined in Item 406 of Regulation S-K) that applies to its principal executive, financial and accounting officers. Sonic Foundry will provide a copy of its code of ethics, without charge, to any investor that requests it. Requests should be addressed in writing to Mr. Kenneth Minor, Corporate Secretary, 222 West Washington Ave, Madison, WI 53703.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Any stockholder who desires to contact our Board or specific members of our Board may do so electronically by sending an email to the following address: directors@sonicfoundry.com. Alternatively, a stockholder can contact our Board or specific members of our Board by writing to: Secretary, Sonic Foundry Incorporated, 222 West Washington Avenue, Madison, WI 53703.

Each communication received by the Secretary will be promptly forwarded to the specified party following normal business procedures. The communication will not be opened but rather will be delivered unopened to the intended recipient. In the case of communications to the Board or any group or committee of Directors, the Secretary will open the communication and will make sufficient copies of the contents to send to each Director who is a member of the group or committee to which the envelope is addressed.

STOCKHOLDER PROPOSALS

In order for a stockholder proposal to be considered for inclusion in our proxy statement and form of proxy relating to the Annual Meeting of Stockholders during fiscal year 2009, the proposal must be received by us no later than September 30, 2008 unless we change next year’s annual meeting date by more than 30 days from March 6, 2009, in which event the deadline would be a reasonable time before we begin to print and mail our proxy materials. Additionally, Sonic will be authorized to exercise discretionary voting authority with respect to any stockholder proposal not disclosed in Sonic’s 2008 proxy statement if Sonic has not received written notice of such proposal by December 14, 2008, unless we change next year’s annual meeting date by more than 30 days from March 6, 2009, in which event we must receive the proposal within a reasonable time before we mail our proxy materials.

OTHER MATTERS

The Board of Directors has at this time no knowledge of any matters to be brought before this year’s Annual Meeting other than those referred to above. However, if any other matters properly come before this year’s Annual Meeting, it is the intention of the persons named in the proxy to vote such proxy in accordance with their judgment on such matters.

GENERAL

A copy of our Annual Report to Stockholders for the fiscal year ended September 30, 2007 is being mailed, together with this Proxy Statement, to each stockholder. Additional copies of such Annual Report and of the Notice of Annual Meeting, this Proxy Statement and the accompanying proxy may be obtained from us. We will, upon request, reimburse brokers, banks and other nominees, for costs incurred by them in forwarding proxy material and the Annual Report to beneficial owners of Common Stock. In addition, directors, officers and regular employees of Sonic and its subsidiaries, at no additional compensation, may solicit proxies by telephone, telegram or in person. All expenses in connection with soliciting management proxies for this year’s Annual Meeting, including the cost of preparing, assembling and mailing the Notice of Annual Meeting, this Proxy Statement and the accompanying proxy are to be paid by Sonic.

Sonic will provide without charge (except for exhibits) to any record or beneficial owner of its securities, on written request, a copy of Sonic’s Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended September 30, 2007, including the financial statements and schedules thereto. Exhibits to said report, and exhibits to this proxy statement, will be provided upon payment of fees limited to Sonic’s reasonable expenses in furnishing such exhibits. Written requests should be directed to Investor Relations, 222 West Washington Avenue, Madison, Wisconsin 53703. We also make available, free of charge, at the “Investor Information” section of our website, our annual report on Form 10-K, our quarterly reports on Form 10-Q, our current reports on Form 8-K, our proxy statement, amendments and exhibits to such reports as soon as practicable after the filing of such reports, exhibits and proxy statements with the Securities and Exchange Commission.

In order to assure the presence of the necessary quorum at this year’s Annual Meeting, and to save Sonic the expense of further mailings, please date, sign and mail the enclosed proxy promptly in the envelope provided. No postage is required if mailed within the United States. The signing of a proxy will not prevent a stockholder of record from voting in person at the meeting.

By Order of the Board of Directors,

January 28, 2008	Kenneth A. Minor, Secretary

Exhibit A

SONIC FOUNDRY, INC.

AUDIT COMMITTEE CHARTER

The Audit Committee of Sonic Foundry, Inc. (the “Company”) shall be comprised of at least three directors, each of whom is (i) “independent” under the rules of the Nasdaq Stock Market, Inc., except as permitted by Nasdaq Rule 4350(d) and the Sarbanes-Oxley Act of 2002, and the rules promulgated thereunder, (ii) does not accept any consulting, advisory or other compensatory fee from the issuer other than in his or her capacity as a member of the Board or any committee of the Board, and (iii) is not an “affiliate” of the Company or any subsidiary of the Company, as such term is defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended. All members of the Committee must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement, and the Committee shall have at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the member’s financial sophistication.

Notwithstanding the immediately preceding paragraph, one director who is not “independent” under the rules of the Nasdaq Stock Market, Inc., who does not accept any consulting, advisory or other compensatory fee from the issuer other than in his or her capacity as a member of the Board or any committee of the Board, who is not an “affiliate” of the Company or any subsidiary of the Company, as such term is defined in Rule 10A-3 under the Exchange Act, and who is not a current officer or employee, or a spouse, parent, child or sibling, whether by blood, marriage or adoption, of, or a person who has the same residence as, any current officer or employee, may be appointed to the Committee if the Board, under exceptional and limited circumstances, shall have determined that such individual’s membership on the Committee is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual meeting proxy statement subsequent to such determination, the nature of the relationship, and the reasons for the determination. Any such member appointed to the Committee may only serve for up to two years and may not chair the Committee.

Members shall serve at the pleasure of the Board for such term or terms as the Board may determine.

Committee Purposes

The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the effectiveness of internal control over financial reporting. Management and the internal auditing department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of the Company’s annual financial statements, reviews of the Company’s quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, annually auditing management’s assessment of the effectiveness of internal control over financial reporting and other procedures. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards.

The independent auditors shall submit to the Audit Committee annually a formal written statement (the “Auditors’ Statement”) describing: the auditors’ internal quality-control procedures; any material issues raised by the most recent internal quality-control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (to assess the auditors’ independence) all relationships between the independent auditors and the Company, including each non-audit service provided to the Company and the matters set forth in Independence Standards Board No. 1.

The independent auditors shall submit to the Audit Committee annually a formal written statement of the fees billed in each of the last two fiscal years for each of the following categories of services rendered by the independent auditors: (i) the audit of the Company’s annual financial statements and the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q or services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements; (ii) assurance and related services not included in clause (i) that are reasonably related to the performance of the audit or review of the Company’s financial statements, in the aggregate and by each service; (iii) tax compliance, tax advice and tax planning services rendered by the independent auditors; and (iv) all other products and services rendered by the independent auditors, in the aggregate and by each service.

Committee Duties and Responsibilities

To carry out its purposes, the Audit Committee shall have the following duties and responsibilities:

1.	with respect to the independent auditors,

(i)

to be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors (including the resolution of disagreements between management and the independent auditors regarding financial reporting), who shall report directly to the Audit Committee, provided that the auditor appointment shall be subject to shareholder approval;

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(ii)

to be directly responsible for the appointment, compensation, retention and oversight of the work of any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or to perform audit, review or attestation services, which firm shall also report directly to the Audit Committee;

(iii)	to pre-approve, or to adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent auditors;

(iv)

to ensure that the independent auditors prepare and deliver annually an Auditors’ Statement (it being understood that the independent auditors are responsible for the accuracy and completeness of this Statement), and to discuss with the independent auditors any relationships or services disclosed in this Statement that may impact the quality of audit services or the objectivity and independence of the Company’s independent auditors;

(v)

to obtain from the independent auditors in connection with any audit a timely report relating to the Company’s annual audited financial statements describing all critical accounting policies and practices used, all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and any material written communications between the independent auditors and management, such as any “management” letter or schedule of unadjusted differences;

(vi)	to review and evaluate the qualifications, performance and independence of the lead partner of the independent auditors;

(vii)

to discuss with management the timing and process for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement partner and consider whether there should be a regular rotation of the audit firm itself;

(viii)	to review and approve all related party transactions of the Company; and

(ix)	to take into account the opinions of management and the Company’s internal auditors in assessing the independent auditors’ qualifications, performance and independence.

2.	with respect to the internal auditing department, if any,

(i)	to review the appointment and replacement of the director of the internal auditing department; and

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(ii)

to advise the director of the internal auditing department that he or she is expected to provide to the Audit Committee summaries of and, as appropriate, the significant reports to management prepared by the internal auditing department and management’s responses thereto.

3.	with respect to accounting principles and policies, financial reporting and internal audit control over financial reporting,

(i)

to advise management, the internal auditing department and the independent auditors that they are expected to provide to the Audit Committee a timely analysis of significant issues and practices relating to accounting principles and policies, financial reporting and internal control over financial reporting;

(ii)

to consider any reports or communications (and management’s and/or the internal audit department’s responses thereto) submitted to the Audit Committee by the independent auditors required by or referred to in SAS 61 (as codified by AU Section 380), as it may be modified or supplemented or other professional standards, including reports communications related to:

•	deficiencies, including significant deficiencies or material weaknesses, in internal control identified during the audit or other matters relating to internal control over financial reporting;

•	consideration of fraud in a financial statement audit;

•	detection of illegal acts;

•	the independent auditors’ responsibility under generally accepted auditing standards;

•	any restriction on audit scope;

•	significant accounting policies;

•	significant issues discussed with the national office respecting auditing or accounting issues presented by the engagement;

•	management judgments and accounting estimates;

•	any accounting adjustments arising from the audit that were noted or proposed by the auditors but were passed (as immaterial or otherwise);

•	the responsibility of the independent auditors for other information in documents containing audited financial statements;

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•	disagreements with management;

•	consultation by management with other accountants;

•	major issues discussed with management prior to retention of the independent auditors;

•	difficulties encountered with management in performing the audit;

•	the independent auditors’ judgments about the quality of the entity’s accounting principles;

•	reviews of interim financial information conducted by the independent auditors; and

•	the responsibilities, budget and staffing of the Company’s internal audit function.

(iii)	to meet with management, the independent auditors and, if appropriate, the director of the internal auditing department:

•	to discuss the scope of the annual audit;

•

to discuss the annual audited financial statements and quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

•

to discuss any significant matters arising from any audit, including any audit problems or difficulties, whether raised by management, the internal auditing department or the independent auditors, relating to the Company’s financial statements;

•

to discuss any difficulties the independent auditors encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management;

•	to discuss any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditors to the Company;

•	to review the form of opinion the independent auditors propose to render to the Board of Directors and shareholders; and

•	to discuss, as appropriate: (a) any major issues regarding accounting principles and financial statement presentations,

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including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

(iv)

to inquire of the Company’s chief executive officer and chief financial officer as to the existence of any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information, and as to the existence of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting;

(v)

to discuss guidelines and policies governing the process by which senior management of the Company and the relevant departments of the Company assess and manage the Company’s exposure to risk, and to discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

(vi)

to obtain from the independent auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934;

(vii)

to discuss with the Company’s General Counsel any significant legal, compliance or regulatory matters that may have a material effect on the financial statements or the Company’s business, financial statements or compliance policies, including material notices to or inquiries received from governmental agencies;

(viii)	to discuss and review the type and presentation of information to be included in earnings press releases;

(ix)	to discuss the types of financial information and earnings guidance provided, and the types of presentations made, to analysts and rating agencies;

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(x)

to establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters;

(xi)

to review and discuss any reports concerning material violations submitted to it by Company attorneys or outside counsel pursuant to the SEC attorney professional responsibility rules (17 C.F.R. Part 205) or otherwise;

(xii)	to act as a Qualified Legal Compliance Committee (“QLCC”), and as such QLCC to have the following authority and responsibilities:

•

to inform the issuer’s Chief Legal Officer (“CLO”), if any, and Chief Executive Officer (“CEO”) of any report of evidence of a material violation (except where it is reasonably believed that such a communication would be futile);

•	to decide whether an investigation is necessary to determine whether in fact there is a material violation, and, if so, to:

•	notify the audit committee or the full board of directors; and

•	initiate an investigation, which may be conducted by the CLO or by outside attorneys;

•	at the conclusion of an investigation, to:

•	recommend, by majority vote, that the issuer implement an appropriate response to the evidence of a material violation; and

•	inform the CLO and CEO and the board of the results of investigations and measures to be adopted.

(xiii)	to establish hiring policies for employees or former employees of the independent auditors;

(xiv)	to review and approve all Related Party Transactions of the Company in accordance with the polices of the Company in effect from time to time.

4.	with respect to reporting and recommendations,

(i)	to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the SEC to be included in the Company’s annual proxy statement;

(ii)	to review and reassess the adequacy of this Charter at least annually and recommend any changes to the full Board of Directors; and

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(iii)

to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

Committee Structure and Operations

The Board shall designate one member of the Committee as its chairperson. The Audit Committee shall meet once every fiscal quarter, or more frequently if circumstances dictate, to discuss with management the annual audited financial statements and quarterly financial statements, as applicable. The Audit Committee should meet separately periodically with management, the director of the internal auditing department and the independent auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other. Any action of the Committee requires the vote of a majority of the Committee members present, whether in person or otherwise, at the meeting at which such action is considered. At any meeting of the Committee, one member of the Committee shall constitute a quorum for the purpose of taking any action.

Delegation to Subcommittee

The Audit Committee may, in its discretion, delegate all or portion of its duties and responsibilities to a subcommittee of the Audit Committee. The Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting.

Resources and Authority of the Audit Committee

The Audit Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisors, as it deems necessary or appropriate, without seeking approval of the Board or management.

The Company shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board, for payment of:

1.

Compensation to the independent auditors and any other public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

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2.	Compensation of any advisers employed by the Audit Committee; and

3.	Ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

9

Exhibit B

SONIC FOUNDRY, INC.

2008 NON-EMPLOYEE DIRECTORS’ STOCK OPTION PLAN

Adopted January 15, 2008

Approved by Stockholders

1.	Purpose.

The Company, by means of the Plan, seeks to retain the services of its Non-Employee Directors, to secure and retain the services of new Non-Employee Directors and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

Definitions.

(a)	“Accountant” means the independent public accountants of the Company.

(b)	“Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(c)	“Annual Grant” means an Option granted annually to all Non-Employee Directors who meet the specified criteria pursuant to Section 5(b).

(d)	“Annual Meeting” means the annual meeting of the stockholders of the Company held during each fiscal year of the Company in accordance with the laws of the jurisdiction of the Company’s domicile.

(e)	“Board” means the Board of Directors of the Company.

(f)	“Capitalization Adjustment” has the meaning ascribed to that term in Section 10(a).

(g)	“Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)

Any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding voting securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii)

There is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction;

(iii)	There is a complete dissolution or liquidation of the Company;

(iv)

There is consummated a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the Company immediately prior to such sale, lease, license or other disposition; or

(v)

Individuals who, on the date this Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; (provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board).

(h)	“Code” means the Internal Revenue Code of 1986, as amended.

(i)	“Common Stock” means the common stock of the Company.

(j)	“Company” means Sonic Foundry, Inc., a Maryland corporation.

(k)

“Consultant” means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) serving as a member of the Board of Directors of an Affiliate. However, the term “Consultant” shall not include either Directors of the Company who are not compensated by the Company for their services as Directors or Directors of the Company who are merely paid a director’s fee by the Company for their services as Directors.

(l)

“Continuous Service” means that the Optionholder’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Optionholder’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionholder renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the Entity for which the Optionholder renders such service, provided that there is no interruption or termination of the Optionholder’s Continuous Service. For example, a change in status from a Non-Employee Director of the Company to a Consultant of an Affiliate or an Employee of the Company will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

(m)	“Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)	a sale or other disposition of all or substantially all, as determined by the Board in its discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)	a sale or other disposition by the Owners of at least ninety percent (90%) of the outstanding securities of the Company; or

(iii)	a merger, consolidation or similar transaction whether or not the Company is not the surviving corporation.

(n)	“Director” means a member of the Board.

(o)

“Disability” means the inability of a person, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of that person’s position with the Company or an Affiliate of the Company because of the sickness or injury of the person.

(p)

“Employee” means any person employed by the Company or an Affiliate. Service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

(q)	“Entity” means a corporation, partnership or other entity.

(r)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s)

“Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (A) the Company or any Subsidiary of the Company, (B) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company.

(t)	“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)

If the Common Stock is listed on any established stock exchange or traded on the Nasdaq Global Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

(ii)	In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

(u)	“Initial Grant” means an Option granted to a Non-Employee Director who meets the specified criteria pursuant to Section 5(a).

(v)	“Non-Employee Director” means a Director who is not an Employee.

(w)	“Nonstatutory Stock Option” means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(x)	“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(y)	“Option” means a Nonstatutory Stock Option granted pursuant to the Plan.

(z)

“Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(aa)	“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(bb)

“Own,” “Owned,” “Owner,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(cc)	“Plan” means this Sonic Foundry, Inc. 2008 Non-Employee Directors’ Stock Option Plan.

(dd)	“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(ee)	“Securities Act” means the Securities Act of 1933, as amended.

(ff)

“Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any Entity other than a corporation in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

2.	Administration.

(a)

Administration by Board. The Board shall administer the Plan. The Board may delegate administration of the Plan to a committee in compliance with applicable laws and any rules or regulations of a stock exchange or quotation system on which the Common Stock is traded.

(b)

Powers of Board. The Board, or any committee to which the Board has delegated administration of the Plan (all references to the Board shall also include any committee to which the Board has delegated authority to administer the Plan) shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)

To determine from time to time which of the Non-Employee Directors shall be granted Options; when and how each Option shall be granted; the provisions of each Option granted (which need not be identical), including the time or times when an Option shall be vested and exercisable; and the number of shares of Common Stock subject to each Option.

(ii)	To determine the terms and provisions of each Option to the extent not specified in Section 5 and 6 of the Plan.

(iii)

To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iv)	To amend the Plan or an Option as provided in Section 11.

(v)

Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.

(c)

Indemnification. Each member of the Board shall be entitled without further act on his part to indemnity from the Company to the fullest extent provided by applicable law and the Company’s Articles of Incorporation and/or By-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options thereunder in which he or she may be involved by reason of his or her being or having been a member of the Board, whether or not he or she continues to be a member of the Board at the time of the action, suit or proceeding.

(d)

Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and Entity and shall be final, binding and conclusive on all persons and Entities.

3.	Shares Subject to the Plan.

(a)

Share Reserve. Subject to the provisions of Section 10 relating to adjustments upon changes in the Common Stock, the Common Stock that may be issued pursuant to Options shall not exceed in the aggregate Five Hundred Thousand (500,000) shares of Common Stock.

(b)

Reversion of Shares to the Share Reserve. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Option shall revert to and again become available for issuance under the Plan.

(c)	Source of Shares. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.	Eligibility.

Non-Employee Directors shall be eligible to receive Options as provided in Section 5 below.

5.	Option Grants.

(a)

Initial Grants. Without any further action of the Board, each person who is elected or appointed for the first time to be a Non-Employee Director automatically shall, upon the date of his or her initial election or appointment to be a Non-Employee Director, be granted an Initial Grant to purchase twenty Thousand (20,000) shares of Common Stock on the terms and conditions set forth in Section 6 and elsewhere herein.

(b)

Annual Grants. Without any further action of the Board, on the day of and immediately following each Annual Meeting, commencing with the Annual Meeting in 2008, each person who is then a Non-Employee Director, by reason of having been elected as such at the Annual Meeting, automatically shall be granted an Annual Grant to purchase Twenty Thousand (20,000) shares of Common Stock on the terms and conditions set forth in Section 6 and elsewhere herein; provided, however, that a Non-Employee Director shall not receive an Annual Grant within one hundred eighty (180) days of an Initial Grant.

(c)

Other Grants. The Board may, in its discretion, provide for other option grants to one or more Non-Employee Directors from time to time during any fiscal year of the Company on the terms and conditions set forth in Section 6 and elsewhere herein.

(d)

Amendment. Pursuant to Section 11, the Board may, in its discretion, amend the provisions of this Section 5 to change the terms of the Initial Grants and the Annual Grants, including, without limitation, the number of shares of Common Stock subject to the Initial Grant and the Annual Grant and the date of such Initial Grant and the Annual Grant and the conditions for receiving the Initial Grant and the Annual Grant.

6.	Option Provisions.

Each Option shall be memorialized in a written agreement in such form and shall contain such terms and conditions as required by the Plan. Each Option shall contain such additional terms and conditions, not inconsistent with the Plan, as the Board deems appropriate. Each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a)

Maximum Term. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted. An Option may terminate earlier than the maximum term if the Optionholder’s Continuous Service ends with the Company as provided in Section 6(f) below.

(b)	Exercise Price. The exercise price of each Option shall be one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.

(c)

Consideration. The purchase price of Common Stock acquired pursuant to an Option may be paid, to the extent permitted by applicable law, in any combination of (i) cash or check, (ii) delivery to the Company of other Common Stock; (iii) any other legal form of consideration acceptable to the Board or (iv) any combination of the foregoing.

(d)

Transferability. An Option is transferable by will or by the laws of descent and distribution. An Option also may be transferable to an Optionholder’s “family member” upon written consent of the Company if the transfer is not for value and at the time of transfer, a Form S-8 registration statement under the Securities Act is available for the exercise of the Option and the subsequent resale of the underlying securities after such transfer. In addition, an Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death or disability of the Optionholder, the Optionholder’s estate or guardian will have one (1) year in which to exercise outstanding options. For purposes hereof, the term “family member” shall have the meaning assigned to it in the general instructions of a Form S-8 registration statement (or any successor form adopted under the Securities Act).

(e)	Vesting. Options shall vest as follows:

(i)	Initial Grants: 100% of the shares of Common Stock subject to the Option shall vest one (1) year after the date of grant.

(ii)	Annual Grants: 100% of the shares of Common Stock subject to the Option shall vest one (1) year after the date of grant.

(iii)	Other Options. Any other Options granted under the Plan shall vest on such terms determined by the Board, in its discretion.

(iv)

Acceleration of Vesting Under Certain Circumstances. Upon termination of an Optionholder’s Continuous Service by reason of death, Disability or resignation after reaching age 72, all outstanding Options granted to Optionholder as of the date of the termination of Continuous Service shall vest and immediately become exercisable.

(f)	Termination of Continuous Service. Unless otherwise provided for in the Option, no Option or any unexercised portion thereof shall be exercisable after the first to occur of the following:

(i)	Expiration of ten (10) years from the date of grant;

(ii)	Expiration of one (1) year from the date the Optionholder’s Continuous Service ceases for any reason.

(g)

Extension of Termination Date. If the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option as set forth in the Option Agreement or (ii) the expiration of a period of thirty (30) days after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

7.	Securities Law Compliance.

The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Options and to issue and sell shares of Common Stock upon exercise of the Options, provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

8.	Use of Proceeds from Stock.

Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

9.	Miscellaneous.

(a)

Stockholder Rights. No Optionholder shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such Optionholder has satisfied all requirements for exercise of the Option pursuant to its terms.

(b)

No Service Rights. Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Optionholder any right to continue to serve the Company as a Non-Employee Director or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Optionholder as an Employee with or without notice and with or without cause, (ii) the service of an Optionholder as a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (iii) the service of an Optionholder as a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(c)

Investment Assurances. The Company may require an Optionholder, as a condition of exercising or acquiring stock under any Option, (i) to give written assurances satisfactory to the Company as to the Optionholder’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (ii) to give written assurances satisfactory to the Company stating that the Optionholder is acquiring the stock subject to the Option for the Optionholder’s own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares upon the exercise or acquisition of stock under the Option has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

(d)

Withholding Obligations. The Optionholder may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under an Option by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Optionholder by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the Optionholder as a result of the exercise or acquisition of stock under the Option; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock.

10.	Adjustments upon Changes in Common Stock.

(a)

Capitalization Adjustments. If any change is made in, or other events occur with respect to, the Common Stock subject to the Plan, or subject to any Option, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company (each a “Capitalization Adjustment”)), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject both to the Plan pursuant to Section 3 and to the nondiscretionary Options specified in Section 5, and the outstanding Options will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Options. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

(b)

Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Options shall terminate immediately prior to the completion of such dissolution or liquidation.

(c)

Corporate Transaction. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation may assume any or all Options outstanding under the Plan or may substitute similar stock options for Options outstanding under the Plan (it being understood that similar stock options include, but are not limited to, options to acquire the same consideration paid to the stockholders or the Company, as the case may be, pursuant to the Corporate Transaction). In the event that any surviving corporation or acquiring corporation in a Corporate Transaction does not assume any or all such outstanding Options or substitute similar stock options for such outstanding Options, then with respect to Options that have been neither assumed nor substituted and that are held by Optionholders whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction, the vesting of such Options (and, if applicable, the time at which such Options may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board determines (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and the Options shall terminate if not exercised (if applicable) at or prior to such effective time. With respect to any other Options outstanding under the Plan that have been neither assumed nor substituted, the vesting of such Options (and, if applicable, the time at which such Options may be exercised) shall not be accelerated unless otherwise provided in Section 10(d) or in a written agreement between the Company or any Affiliate and the holder of such Options, and such Options shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction.

(d)

Change in Control. In the event that an Optionholder is required to resign his or her position as a Non-Employee Director as a condition of a Change in Control, or does resign following a Change in Control, the outstanding Options of such Optionholder shall become fully vested and exercisable immediately prior to the effectiveness of such resignation.

(e)

Parachute Payments. If the acceleration of the vesting and exercisability of Options provided for in Sections 10(c) or 10(d), together with payments and other benefits of an Optionholder, (collectively, the “Payment”) (i) constitute a “parachute payment” within the meaning of Section 280G of the Code, or any comparable successor provisions, and (ii) but for this Section 10(e) would be subject to the excise tax imposed by Section 4999 of the Code, or any comparable successor provisions (the “Excise Tax”), then such Payment shall be either (1) provided to such Optionholder in full, or (2) provided to such Optionholder as to such lesser extent that would result in no portion of such Payment being subject to the Excise Tax, whichever of the foregoing amounts, when taking into account applicable federal, state, local and foreign income and employment taxes, the Excise Tax, and any other applicable taxes, results in the receipt by such Optionholder, on an after-tax basis, of the greatest amount of the Payment, notwithstanding that all or some portion of the Payment may be subject to the Excise Tax.

Unless the Company and such Optionholder otherwise agree in writing, any determination required under this Section 10(e) shall be made in writing in good faith by the Accountant. If a reduction in the Payment is to be made as provided above, reductions shall occur in the following order unless the Optionholder elects in writing a different order: reduction of cash payments; cancellation of accelerated vesting of Options; reduction of employee benefits. If acceleration of vesting of Options is to be reduced, such acceleration of vesting shall be cancelled in the reverse order of date of grant of Options (i.e., earliest granted Option cancelled last) unless the Optionholder elects in writing a different order for cancellation.

For purposes of making the calculations required by this Section 10(e), the Accountant may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of the Code and other applicable legal authority. The Company and the Optionholder shall furnish to the Accountant such information and documents as the Accountant may reasonably request in order to make such a determination. The Company shall bear all costs the Accountant may reasonably incur in connection with any calculations contemplated by this Section 10(e).

If, notwithstanding any reduction described above, the Internal Revenue Service (the “IRS”) determines that the Optionholder is liable for the Excise Tax as a result of the Payment, then the Optionholder shall be obligated to pay back to the Company, within thirty (30) days after a final IRS determination or, in the event that the Optionholder challenges the final IRS determination, a final judicial determination, a portion of the Payment equal to the “Repayment Amount.” The Repayment Amount with respect to the Payment shall be the smallest such amount, if any, as shall be required to be paid to the Company so that the Optionholder’s net after-tax proceeds with respect to the Payment (after taking into account the payment of the Excise Tax and all other applicable taxes imposed on the Payment) shall be maximized. The Repayment Amount with respect to the Payment shall be zero if a Repayment Amount of more than zero would not result in the Optionholder’s net after-tax proceeds with respect to the Payment being maximized. If the Excise Tax is not eliminated pursuant to this paragraph, the Optionholder shall pay the Excise Tax.

Notwithstanding any other provision of this Section 10(e), if (i) there is a reduction in the Payment as described above, (ii) the IRS later determines that the Optionholder is liable for the Excise Tax, the payment of which would result in the maximization of the Optionholder’s net after-tax proceeds of the Payment (calculated as if the Payment had not previously been reduced), and (iii) the Optionholder pays the Excise Tax, then the Company shall pay or otherwise provide to the Optionholder that portion of the Payment that was reduced pursuant to this Section 11(e) contemporaneously or as soon as administratively possible after the Optionholder pays the Excise Tax so that the Optionholder’s net after-tax proceeds with respect to the Payment are maximized.

If the Optionholder either (i) brings any action to enforce rights pursuant to this Section 10(e), or (ii) defends any legal challenge to his or her rights under this Section 10(e), the Optionholder shall be entitled to recover attorneys’ fees and costs incurred in connection with such action, regardless of the outcome of such action; provided, however, that if such action is commenced by the Optionholder, the court finds that the action was brought in good faith.

11.	Amendment of the Plan and Options.

(a)

Amendment of Plan. The Board, at any time and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, no amendment will be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of applicable laws and approvals under any governmental or regulatory agency or stock exchange.

(b)	Stockholder Approval. The Board, in its sole discretion, may submit any other amendment to the Plan for stockholder approval.

(c)

No Impairment of Rights. Rights under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

(d)

Amendment of Options. The Board, at any time, and from time to time, may amend the terms of any one or more Options; provided, however, that the rights under any Option shall not be impaired by any such amendment unless the Optionholder consents in writing.

12.	Termination or Suspension of the Plan.

(a)	Plan Term. The Board may suspend or terminate the Plan at any time. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)

No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Option granted while the Plan is in effect except with the written consent of the Optionholder.

13.	Effective Date of Plan.

The Plan shall be effective on the date the Plan is adopted by the Board, subject to the approval of the Plan by the Company’s stockholders in accordance with applicable laws and the requirements of any governmental or regulatory agency or stock exchange. Any Options granted under the Plan prior to stockholder approval of the Plan are contingent on such approval of the Plan and may not be exercised prior to the approval of the Plan by the stockholders of the Company.

14.	Choice of Law.

The law of the state of Wisconsin shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

Exhibit C

SONIC FOUNDRY, INC.,

2008 EMPLOYEE STOCK PURCHASE PLAN

The following constitute the provisions of the 2008 Employee Stock Purchase Plan of Sonic Foundry, Inc.

Section 1. Purpose.

The purpose of the Plan is to enable the Company to obtain and retain the services of employees. In addition, the Plan provides a convenient, meaningful opportunity for employees to purchase Sonic Foundry, Inc. stock, thereby increasing participating employees’ personal interest in the Company’s success. It is the intention of the Company to have a portion of the Plan qualify as an “Employee Stock Purchase Plan” within the meaning of Section 423 of the Code, and it is intended that such portion of the Plan be treated as a separate plan which shall comply with Section 423 of the Code in all respects. Separately, certain provisions of this Plan document govern the purchase of Sonic Foundry, Inc. stock other than through the portion of the Plan governed by Section 423 of the Code, and it is intended that such purchases shall not be subject to the requirements of Section 423 of the Code. In addition, certain provisions of this plan document govern certain purchases of stock by non-employee directors.

Section 2. Definitions.

(a)

“Account” means the funds accumulated with respect to a Participant as a result of deduction from such Participant’s paycheck for the purpose of purchasing Shares under the Plan. The funds allocated to a Participant’s Account shall remain the property of the Participant at all times but may be commingled with the general funds of the Company, except to the extent such commingling may be prohibited by the laws of any applicable jurisdiction.

(b)	“Board” means the Board of Directors of the Company.

(c)	“Business Day” means any day (other than a Saturday or Sunday) on which the New York Stock Exchange is permitted to be open for trading.

(d)	“Code” means the Internal Revenue Code of 1986, as amended.

(e)	“Commencement Date” means the first calendar day of each Contribution Period of the Plan.

(f)	“Common Stock” means the Common Stock, par value $.01 per share, of the Company.

(g)	“Committee” means the committee described in Section 12(a) of the Plan.

(h)

“Company” means Sonic Foundry, Inc., a Maryland corporation. Effective as of the date any Subsidiary becomes a Designated Subsidiary, references herein to the “Company” shall be interpreted to include such Designated Subsidiary, as appropriate.

(i)

“Compensation” means regular straight time earnings, commissions and commission-based sales bonuses annualized at the time of enrollment prior to the Commencement Date, excluding payments, if any, for overtime, incentive compensation, incentive payments, premiums, bonuses and any other special remuneration.

(j)

“Continuous Status as an Employee” means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of (i) medical leave; (ii) leave allowed under the Family and Medical Leave Act; (iii) personal leave; (iv) military leave; (v) jury duty; (vi) any other leave of absence approved by the Committee, provided that such leave does not exceed the respective time period designated by Company policy, unless re-employment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (vii) transfers between locations of the Company or between the Company and its Subsidiaries.

(k)

“Contribution Period” means a 6-month period; provided, however, that the Board shall have the power to change the duration and/or frequency of Contribution Periods with respect to future purchases without shareholder approval if such change is announced at least 5 Business Days prior to the scheduled beginning of the first Contribution Period to be affected; provided further, however, that no Contribution Period shall exceed 27 months.

(l)	“Contributions” means all amounts credited to the Account of a Participant pursuant to the Plan.

(m)

“Corporate Transaction” means (i) a sale of all or substantially all of the Company’s assets or (ii) a merger, consolidation or other capital reorganization of the Company with or into another corporation or any other transaction or series of related transactions in which the Company’s shareholders immediately prior thereto own less than 50% of the voting stock of the Company (or its successor or parent) immediately thereafter.

(n)

“Designated Subsidiaries” means the Subsidiaries that have been designated by the Board from time to time in its sole discretion as eligible to participate in the portion of the Plan subject to Section 423 of the Code.

(o)

“Employee” means any person, including an Officer or director who is also an employee, but excluding any person whose customary employment is (i) less than 20 hours per week or (ii) for not more than 5 months in any calendar year.

(p)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q)

“Fair Market Value” means, with respect to the Common Stock on a given date, the closing price for the Common Stock for such date, or if such date is not a Business Day, the last reported sale price for the Common Stock for the last Business Day preceding such date, as quoted on the Nasdaq Global Market or another exchange; provided, however, that if the Common Stock ceases to be listed for trading on the Nasdaq Global Market or another exchange but it traded on the over-the-counter market, the average of the bid and ask price for a share of Common Stock on the most recent date on which the Common Stock was publicly traded, provided however, that if the Common Stock is not publicly traded at the time a determination of it’s value is required to be made hereunder, then “Fair Market Value” of the Common Stock for a given date shall mean the value determined in good faith by the Board.

(r)	“New Purchase Date” shall have the meaning set forth in Section 17(b) hereof.

(s)	“Officer” means a person who has been designated by the Board as a reporting officer for purposes of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(t)

“Participant” means any Employee who is eligible and has elected to participate in the Plan accordance with Sections 3 and 5 hereof and who has not withdrawn from the Plan or whose participation in the Plan is not otherwise terminated.

(u)	“Plan” means this 2008 Employee Stock Purchase Plan, as may be amended from time to time.

(v)	“Purchase Date” means the last calendar day of each Contribution Period of the Plan.

(w)

“Purchase Price” means with respect to a Contribution Period that price as announced by the Committee prior to the first Business Day of that Contribution Period, which price may, in the discretion of the Committee, be a price which is not fixed or determinable as of the first Business Day of that Contribution Period; provided, however, that in no event shall the Purchase Price for any Contribution Period be less than the lesser of 85% of the Fair Market Value of a Share on the Commencement Date or on the Purchase Date, in each case rounded up to the next higher full cent. If the Commencement Date or the Purchase Date is not a Business Day, then the Purchase Price for any Contribution Period shall not be less than the lesser of 85% of the Fair Market Value of a Share on the Business Day immediately preceding the Commencement Date or the Purchase Date.

(x)	“Share” means a share of Common Stock, as adjusted in accordance with Section 17 hereof.

(y)

“Subsidiary” means a corporation, domestic or foreign, of which not less than 50% of the total combined voting power of all classes of stock is held by the Company or any such subsidiary of the Company, whether or not such corporation now exists or is hereafter organized or acquired by the Company or another such subsidiary of the Company. “Subsidiary” also means an unincorporated business entity, such as a limited liability company or partnership, in which the Company holds directly or indirectly not less than 50% of the total combined voting power with respect to all classes of equity ownership of such entity, whether or not such unincorporated business entity now exists or is hereafter organized or acquired by the Company or another Subsidiary of the Company, but only if such entity either (i) has duly elected under applicable treasury regulations to be an association treated as a corporation for federal income tax purposes, and such election continues in effect; or (ii) is disregarded as a separate entity for federal income tax purposes, has not made an election described in clause (i) of this sentence and, pursuant to applicable treasury regulations, its assets are considered to be owned by another Subsidiary that is a corporation or is treated as one under clause (i) of this sentence.

Section 3. Eligibility.

(a)

Any person who is an Employee and has completed 90 days of continuous employment service for the Company or one or more of its Designated Subsidiaries shall become eligible to participate in the Plan on the first day of the month coincident with or following completion of such period of service, subject to the requirements of Section 5(a) hereof and the limitations imposed by Section 423(b) of the Code.

(b)

Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (together with any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, or (ii) if such option would permit his or her rights to purchase stock under the Plan (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds $25,000 of the Fair Market Value of such stock (determined at the time such option is granted), or that exceeds 10,000 Shares, for each calendar year in which such option is outstanding at any time.

Section 4. Contribution Periods.

The Plan shall be implemented by a series of consecutive Contribution Periods. The first Contribution Period shall commence on July 1, 2008 and shall end on December 31, 2008. The Plan shall continue until terminated in accordance with Sections 18 and 21 hereof.

Section 5. Participation.

(a)

An eligible Employee may become a Participant by following the established enrollment procedure as directed by the Committee, or other entity designated by the Committee, prior to the Commencement Date of the applicable Contribution Period, unless an earlier or later time for completing the enrollment procedure is set by the Committee for all eligible Employees with respect to a given Contribution Period. The eligible Employee shall determine the amount of the Participant’s Compensation (subject to Section 6(a) hereof) to be paid as Contributions pursuant to the Plan.

(b)

Payroll deductions shall commence on the first payroll paid on or following the Commencement Date and shall end on the last payroll paid on or prior to the Purchase Date of the Contribution Period, unless sooner terminated as provided in Section 10 hereof. A Participant who has elected to participate in a Contribution Period shall automatically participate in the next Contribution Period until such time as such Participant withdraws from the Plan or terminates employment as provided in Section 10 hereof.

Section 6. Method of Payment of Contributions.

(a)

A Participant shall elect to have payroll deductions made on each payroll paid during the Contribution Period in full dollar amounts not less than $5 and not more than 10% (or such other maximum percentage as the Board may establish from time to time before any Commencement Date) of such Participant’s Compensation on each payroll paid during the Contribution Period. All payroll deductions made by a Participant shall be credited to his or her Account under the Plan. A Participant may not make any additional payments into his or her Account. No assets in a Participant’s Account shall be subject to the debts, contracts, liabilities, engagements or torts of the Participant.

(b)	A Participant may discontinue his or her participation in the Plan as provided in Section 10 hereof.

(c)

Unless otherwise provided by the Committee, a Participant may decrease the amount of his or her Contributions once during a Contribution Period by following the established administrative procedures as directed by the Committee to authorize a decrease in the payroll deduction amount. The decrease in amount shall be effective as soon as administratively feasible following the date of receipt by the Company, or other entity designated by the Committee. However, any decrease in amount must be made at least 30 days prior to the end of the Contribution Period to ensure such decrease shall be effective within the current Contribution Period.

(d)

Unless otherwise provided by the Committee, a Participant may not increase the amount of his or her Contributions during a Contribution Period. A Participant may only increase the amount of his or her Contributions with respect to a future Contribution Period by following the established administrative procedures as directed by the Committee to authorize an increase in the payroll deduction amount. The increase in amount shall be effective as of the Commencement Date of the next Contribution Period following the date of receipt by the Company, or other entity designated by the Committee.

(e)

Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a Participant’s payroll deductions may be adjusted during any Contribution Period, subject to the discretion of the Committee. Payroll deductions shall re-commence at the amount provided in such Participant’s most recently submitted enrollment materials at the beginning of the first Contribution Period that is scheduled to end in the next succeeding calendar year, unless terminated by the Participant as provided in Section 10 hereof.

(f)	No interest or other earnings will accrue on a Participant’s Contribution to the Plan.

Section 7. Grant of Option.

On the Commencement Date of each Contribution Period, each eligible Employee participating in such Contribution Period shall be granted an option to purchase on the Purchase Date a number of Shares determined by dividing such Employee’s Contributions accumulated prior to such Purchase Date and retained in the Participant’s Account as of the Purchase Date by the applicable Purchase Price, subject to the limitations set forth in Sections 3(b) and 11 hereof.

Section 8. Exercise of Option.

Unless a Participant ceases to be an eligible Employee as provided in Section 3 or withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of Shares will be exercised automatically on each Purchase Date of each Contribution Period, and the maximum number of Shares (which may include a fractional Share) subject to the option will be purchased at the applicable Purchase Price with the accumulated Contributions in his or her Account. The Shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the Participant on the Purchase Date. During his or her lifetime, a Participant’s option to purchase Shares hereunder is exercisable only by him or her.

Section 9. Delivery.

As promptly as practicable after each Purchase Date of each Contribution Period, the number of Shares purchased by each Participant upon exercise of his or her option shall be delivered in accordance with procedures established from time to time by the Committee, and a transfer agent for the Common Stock may be utilized or a brokerage or nominee account may be established for this purpose. The terms of such transfer agency or brokerage or nominee account shall be at the sole discretion of the Company, and participation in the Plan is expressly conditioned on the acceptance of such terms.

Section 10. Voluntary Withdrawal; Termination of Employment.

(a)

A Participant may withdraw from the Plan by following the established administrative procedures as directed by the Committee, or other entity designated by the Committee. The withdrawal request will be effective as soon as administratively feasible. However, any withdrawal request must be made at least 30 days prior to the end of a Contribution Period to ensure such withdrawal request shall be effective within such Contribution Period. Once the withdrawal request is effective, all of the Participant’s Contributions credited to his or her Account will be paid to him or her without interest, his or her option will be automatically terminated, and no further Contributions for the purchase of Shares will be made absent re-enrollment. Notwithstanding the foregoing, an Officer shall not have the right to withdraw Contributions credited to his or her account under the Plan except in accordance with Section 10(b) hereof. Upon withdrawal from the Plan, a Participant may not re-enroll in the Plan until the Contribution Period following the next Contribution Period. In order to re-enroll, a Participant must follow the provisions set forth under Section 5(a) hereof.

(b)

Upon termination of the Participant’s Continuous Status as an Employee prior to the Purchase Date of a Contribution Period for any reason, including death or retirement, the Contributions credited to his or her Account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 13 hereof, in either case without interest, and his or her option will be automatically terminated. Whether the Participant’s Continuous Status as an Employee has been terminated shall be determined by the Committee in its sole discretion. In the event that any Designated Subsidiary ceases to be a Designated Subsidiary of the Company, the employees of such Designated Subsidiary shall no longer be Employees for purposes of Section 3(a) hereof as of the date such Designated Subsidiary ceases to be a Designated Subsidiary.

(c)	A Participant’s withdrawal from the Plan shall not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or any Subsidiary.

Section 11. Shares.

(a)

Subject to adjustment as provided in Section 17 hereof, the maximum number of Shares which shall be issued under the Plan shall be 500,000 Shares. If on a given Purchase Date, the number of Shares with respect to which options are to be exercised exceeds the number of Shares available for sale under the Plan on such Purchase Date, the Committee shall make a pro rata allocation of the Shares available for purchase on such Purchase Date among all Participants, and the balances in the Accounts shall be refunded without interest to the respective Participants.

(b)	The Participant shall have no interest or voting right in Shares covered by his or her option until such option has been exercised.

Section 12. Administration.

(a)

The Committee. The Plan shall be administered by the Compensation Committee or other committee established by the Board (the “Committee”). Provided however, that such committee shall satisfy the independence requirements under section 16 of the Securities Exchange Act of 1934, and as prescribed by any stock exchange on which the Company lists its Common Stock, subject to the above. The members of the Committee need not be directors of the Company and shall be appointed by and serve at the pleasure of the Board.

(b)

Powers of Committee. The Committee shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. Decisions of the Committee will be final and binding on all parties who have an interest in the Plan. The Committee may delegate ministerial duties to such of the Company’s employees, outside entities and outside professionals as the Committee so determines.

(c)

Power and Authority of the Board. Subject to paragraph (a) above, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

Section 13. Death of Participant.

In the event of the death of a Participant, the Company shall deliver any Shares and cash in the Participant’s Account to a beneficiary previously designated by the Participant or, if there is no surviving beneficiary duly designated, to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

Section 14. Transferability.

Neither Contributions credited to a Participant’s Account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than as provided in Section 13 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10 hereof.

Section 15. Use of Funds.

All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions. The Plan is unfunded and shall not create nor be construed to create a trust or separate fund of any kind or a fiduciary relationship among the Company, the Board, the Committee and the Participant. To the extent a Participant acquires a right to receive payment from the Company pursuant to the Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.

Section 16. Reports.

Accounts will be maintained for each Participant in the Plan. Account statements will be made available to participating Employees by the Company and will set forth the amounts of Contributions, the Purchase Price per Share, the number of Shares purchased and the remaining cash balance, if any.

Section 17. Adjustments Upon Changes in Capitalization; Corporate Transactions.

(a)

Adjustment. The number of Shares set forth in Section 11, the price per Share covered by each option under the Plan that has not yet been exercised and the maximum number of Shares that may be purchased by a Participant in a calendar year pursuant to Section 3(b), shall be proportionately adjusted for any increase or decrease in the number of outstanding Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock (including any such change in the number of Shares effected in connection with a change in domicile of the Company). Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares issuable hereunder or subject to an option hereunder.

(b)

Corporate Transactions. In the event of a dissolution or liquidation of the Company, any Contribution Period then in progress will terminate immediately prior to the consummation of such action, unless otherwise provided by the Board in its sole discretion, and in such event, all outstanding options shall automatically terminate and the balance in the Accounts shall be refunded without interest to the respective Participants. In the event of a Corporate Transaction, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or subsidiary of such successor corporation. In the event that the successor corporation refuses to assume or substitute for outstanding options, the Contribution Period then in progress shall be shortened and a new Purchase Date shall be set (the “New Purchase Date”), as of which date the Contribution Period then in progress will terminate. The New Purchase Date shall be on or before the date of consummation of the Corporate Transaction and the Board shall notify each Participant in writing, at least 10 days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Plan as provided in Section 10. For purposes of this Section 17, an option granted under the Plan shall be deemed to be assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction, each holder of an option under the Plan would be entitled to receive upon exercise of the option the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the Corporate Transaction if the holder had been, immediately prior to the Corporate Transaction, the holder of the number of Shares covered by the option at such time (after giving effect to any adjustments in the number of Shares covered by the option as provided for in this Section 17); provided however that if the consideration received in the transaction is not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value, as determined by the Committee, to the per Share consideration received by holders of Common Stock in the Corporate Transaction.

The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the number of Shares set forth in Section 11 hereof, as well as the price per Share covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of its outstanding Common Stock, and in the event the Company is consolidated with or merged into any other corporation.

Section 18. Amendment or Termination.

(a)

The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 17, no such termination of the Plan may affect options previously granted, provided that the Plan or the Contribution Period may be terminated by the Board on a Purchase Date or by the Board’s setting a new Purchase Date with respect to a Contribution Period then in progress if the Board determines that termination of the Plan and/or the Contribution Period is in the best interests of the Company and the shareholders or if continuation of the Plan and/or the Contribution Period would cause the Company to incur adverse accounting charges as a result of a change after the effective date of the Plan in the generally accepted accounting principles applicable to the Plan. Except as provided in Section 17 hereof and in this Section 18, no amendment to the Plan shall make any change in any option previously granted that adversely affects the rights of any Participant. In addition, to the extent necessary to comply with Rule 16b-3 under the Exchange Act or Section 423 of the Code (or, in either case, any successor rule or provision or any applicable law or regulation) or the requirements of any stock exchange upon which the Shares may then be listed, the Company shall obtain shareholder approval in such a manner and to such a degree as so required.

(b)

Without shareholder approval and without regard to whether any Participant rights may be considered to have been adversely affected, the Board shall be entitled to change the Contribution Periods and/or the Purchase Price as permitted under the Plan, limit the frequency and/or number of changes in the amount deducted during a Contribution Period, establish the exchange ratio applicable to amounts deducted in a currency other than U.S. dollars, permit payroll deductions in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed payroll deduction elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Shares for each Participant properly correspond with amounts deducted from the Participant’s Compensation, and establish such other limitations or procedures as the Board determines in its sole discretion to be advisable and consistent with the Plan.

Section 19. Notices.

All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

Section 20. Conditions Upon Issuance of Shares.

Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

Section 21. Term of Plan; Effective Date.

The Plan shall become effective upon approval by the Company’s shareholders. It shall continue in effect until all of the Shares set forth in Section 11 hereof are exhausted or such earlier time as the Plan is terminated pursuant to Section 18.

Section 22. Additional Restrictions of Rule 16b-3.

The terms and conditions of options granted hereunder to, and the purchase of Shares by, Officers shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall be deemed to contain, and the Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

Section 23. Governing Law.

The internal law, and not the law of conflicts, of the State of Maryland, shall govern all questions concerning the validity, construction and effect of the Plan, and any rules and regulations relating to the Plan.

Section 24. Severability.

If any provision of the Plan is or becomes invalid, illegal, or unenforceable in any jurisdiction or would disqualify the Plan under any law, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without materially altering the intent of the Plan, such provision shall be stricken as to such jurisdiction, and the remainder of the Plan shall remain in full force and effect.

Section 25. No Rights as an Employee.

Nothing in the Plan shall be construed to give any person (including an Employee or Participant) the right to remain in the employ of the Company or a Subsidiary or to affect the right of the Company or a Subsidiary to terminate the employment of any person (including the Employee or Participant) at any time with or without cause. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Subsidiary, or give rise to any cause of action at law or in equity against the Company or any Subsidiary. Neither the Shares purchased hereunder nor any other benefits conferred hereby, including the right to purchase Common Stock at a discount, shall form any part of the wages or salary of any eligible Employee for purposes of severance pay or termination indemnities, irrespective of the reason for termination of employment. Under no circumstances shall any person ceasing to be an Employee be entitled to any compensation for any loss of any right or benefit under this Plan which such Employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise.

Section 26. International Participants.

The Committee shall have the power and authority to allow any of the Company’s Subsidiaries other than Designated Subsidiaries to adopt and join in the portion of this Plan that is not intended to comply with Section 423 of the Code and to allow employees of such Subsidiaries who work or reside outside of the United States an opportunity to acquire Shares in accordance with such special terms and conditions as the Committee may establish from time to time, which terms and conditions may modify the terms and conditions of the Plan set forth elsewhere in this Plan. Without limiting the authority of the Committee, the special terms and conditions which may be established with respect to any foreign country, and which need not be the same for all foreign countries, include but are not limited to the right to participate, procedures for elections to participate, the payment of any interest with respect to amounts received from or credited to accounts held for the benefit of participants, the purchase price of any Shares to be acquired, the length of any Contribution Period, the maximum amount of contributions, credits or Shares which may be acquired by any participating employees, and a participating employee’s rights in the event of his or her death, disability, withdrawal from participation in the purchase of Shares hereunder, or termination of employment. Any purchases made pursuant to the provisions of this Section 26 shall not be subject to the requirements of Section 423 of the Code.

Section 27. Provision to Purchase Additional Shares of Common Stock

The Committee shall have the power and authority to allow any Employee or director to receive Shares in Lieu of cash compensation or cash fees. In such event, in order to account for the non-transferability of any Shares acquired hereunder, the Committee may discount the value of such Shares by up to 15% of the then Fair Market Value of unvested Shares of Common Stock. This portion of the Plan is not intended to comply with Section 423 of the Code and will allow Employees and directors the opportunity to acquire Shares in accordance with such special terms and conditions as the Committee may establish from time to time, which terms and conditions may modify the terms and conditions of the Plan set forth elsewhere in the Plan. Without limiting the authority of the Committee, the special terms and conditions which may be established with respect to such Employees and directors who elect to participate in this portion of the Plan, and which need not be the same for all such Employees and directors, include but are not limited to the right to participate, procedures for elections to participate, the purchase price of any Shares to be acquired, and the maximum amount of Shares which may be purchased by any participating Employee or director. Any purchases made pursuant to the provisions of this Section 26 shall not be subject to the requirements of Section 423 of the Code or Section 22 hereof.

Section 28. Taxes.

Participants are responsible for the payment of all income taxes, employment, social insurance, welfare and other taxes under applicable law relating to any amounts deemed under the laws of the country of their residency or of the organization of the Subsidiary employing such Participant to constitute income arising out of the Plan, the purchase and sale of Shares pursuant to the Plan and the distribution of Shares or cash to the Participant in accordance with this Plan. Each Participant hereby authorizes the relevant Subsidiary to make appropriate withholding deductions from each Participant’s compensation, which shall be in addition to any payroll deductions made pursuant to Section 6, and to pay such amounts to the appropriate tax authorities in the relevant country or countries in order to satisfy any of the above tax liabilities of the Participant under applicable law.

Section 29. Acceptance of Terms.

By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby. Approved by the Board on             , 200_, subject to shareholder approval.

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SONIC FOUNDRY, INC.
THE DIRECTORS RECOMMEND A VOTE “FOR” ITEMS
1, 2, 3 AND 4.
Vote on Directors 1. To elect as Director of Sonic Foundry, Inc. the nominees listed below:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
01) Monty R. Schmidt
02) Gary R. Weis	☐	☐	☐

Vote on Proposals				For	Against	Abstain

2. Proposal to adopt 2008 Sonic Foundry Non-Employee Directors Stock Option Plan.				☐	☐	☐

3. Proposal to adopt 2008 Sonic Foundry Employee Stock Purchase Plan.				☐	☐	☐

4. Ratification of the appointment of Grant Thornton LLP as independent auditors.				☐	☐	☐

5. In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR items 1, 2, 3 and 4. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

SONIC FOUNDRY, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS

MARCH 6, 2008

The stockholder(s) hereby appoint(s) R. Buinevicius and K. Minor, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Sonic Foundry, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m. Central Time on March 6, 2008 at the Monona Terrace Community and Convention Center, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR THE PROPOSALS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED

REPLY ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE